As filed with the Securities and Exchange Commission on February 23, 2024

File No. 333-276359

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

Post-Effective Amendment No. ____

__________________________________

AB ACTIVE ETFs, inc.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(800) 221-5672

__________________________________

NANCY E. HAY

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copies of Communications to:

Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Title of the securities being registered: Shares of common stock.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

AB BOND FUND, INC. —

AB SHORT DURATION INCOME PORTFOLIO

AB SHORT DURATION HIGH YIELD PORTFOLIO

AB CAP FUND, INC. —

AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

[________], 2024

Dear Stockholders:

We are pleased to inform you of the planned conversion of each AB mutual fund listed below, one or more of which you hold shares (each, an “Acquired Portfolio”), into an exchange-traded fund (“ETF”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

•	AB Short Duration Income Portfolio, a series of AB Bond Fund, Inc.
•	AB Short Duration High Yield Portfolio (formerly AB Limited Duration High Income Portfolio), a series of AB Bond Fund, Inc.
•	AB International Low Volatility Equity Portfolio (formerly AB International Strategic Core Portfolio), a series of AB Cap Fund, Inc.

Pursuant to an Agreement and Plan of Acquisition and Termination (a “Plan”), each Acquired Portfolio will be converted into an ETF through the reorganization of the fund into a newly-created series of AB Active ETFs, Inc. (each, an “Acquiring Portfolio”) that has the same investment objective, the same investment policies and substantially the same investment strategies and the same portfolio management team as the mutual fund (a “Conversion”).  We sometimes refer to each of the Acquired Portfolios and Acquiring Portfolios as a “Portfolio” and together, the “Portfolios”. The table below sets forth each Acquired Portfolio and its corresponding Acquiring Portfolio.

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
AB Short Duration Income Portfolio	AB Short Duration Income ETF	June 7, 2024
AB Short Duration High Yield Portfolio	AB Short Duration High Yield ETF	June 7, 2024
AB International Low Volatility Equity Portfolio	AB International Low Volatility Equity ETF	July 12, 2024

The Conversions, which are expected to be consummated on or about the dates set forth above, are described in more detail in the attached combined Information Statement/Prospectus. You should review the combined Information Statement/Prospectus carefully and retain it for future reference. The Conversions do not require stockholder approval, and therefore you are not being asked to vote.

Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code (the “Code”).  In connection with the Conversion, your shares of an Acquired Portfolio will be exchanged for shares of equal value of its corresponding Acquiring Portfolio, which will assume all the liabilities, expenses and obligations of the Acquired Portfolio.  Following the Conversion, each Acquired Portfolio will be liquidated.

We believe each Conversion will result in multiple benefits for investors.  The Boards of Directors of AB Bond Fund, Inc. and AB Cap Fund, Inc., the members of which are identical and also serve as Directors of the Acquiring Portfolios, have approved the Conversions based on their determination that it is in the best interest of each Acquired Portfolio.  Expected benefits include:

1.	Lower Net Expenses: The total annual fund operating expenses of each Acquiring Portfolio are expected to be lower than the net expenses of each share class of its corresponding Acquired Portfolio.

2.	Additional Trading Flexibility: Unlike shares of an Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of an Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which can give the Acquiring Portfolio’s stockholders more flexibility over their investment allocations.

3.	Increased Transparency: As a stockholder of an Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolios do not provide full daily transparency into their underlying portfolio holdings.

4.	Enhanced Tax Efficiency: Reorganizing the Acquired Portfolios into the Acquiring Portfolios has the potential to reduce capital gains distributions and improve tax efficiency.

5.	Tax-Free Reorganization: Each Conversion is structured to be a tax-free reorganization under the Code. Stockholders of an Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained in the Information Statement/Prospectus).

There are also certain risks associated with the Conversions that should be considered, including the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV, that stockholders of an ETF may be charged fees and commissions by their brokers when effecting transactions in ETF shares, that certain account types generally cannot hold shares of ETFs and certain risks associated with ETF shares. We believe the benefits of each Conversion substantially outweigh such risks. In addition, because AB Short Duration Income ETF and AB Short Duration High Yield ETF expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of large aggregations of shares (“Creation Units”) primarily on an in-kind basis.

Stockholders of an Acquired Portfolio should know the options available to them with respect to the Conversion. Those include: (i) maintaining current positions in an Acquired Portfolio and receiving Acquiring Portfolio shares on the conversion date; (ii) exchanging Acquired Portfolio shares for shares of another AB mutual fund prior to the Conversion; and (iii) redeeming your Acquired Portfolio shares prior to the Conversion. Stockholders should also consider possible tax consequences of (ii) and (iii) since those may be outside of the tax-free Conversion.

Importantly, in order to receive shares of an Acquiring Portfolio as part of a Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an ETF. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the corresponding Acquiring Portfolio as part of a Conversion. Instead, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of your Acquired Portfolio shares. The redemption of your Acquired Portfolio shares may be a taxable event.

Prior to each Conversion, the existing share classes of each Acquired Portfolio will be automatically converted into Advisor Class shares of the respective Acquired Portfolio.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an ETF, please review the accompanying Information Statement/Prospectus closely for additional actions that you must take to receive shares of the corresponding Acquiring Portfolio as part of a Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of an Acquiring Portfolio.

Sincerely,

Onur Erzan

President

QUESTIONS AND ANSWERS

Stockholders should read this entire Information Statement/Prospectus carefully. The following questions and answers will help explain each Conversion (as defined below), including the reasons for each Conversion. A more detailed discussion of each Conversion follows this section.

Q.       What is this document and why did we send this document to you?

A.       The attached Information Statement/Prospectus provides you with information about the conversion (each, a “Conversion”) of each AB Fund listed below, one or more of which you hold shares, (each, an “Acquired Portfolio”), each of which is currently operated as a mutual fund, into a newly-created series of AB Active ETFs, Inc. (each, an Acquiring Portfolio”).

Acquired Portfolio	Corresponding Acquiring Portfolio
AB Short Duration Income Portfolio, a series of AB Bond Fund, Inc.	AB Short Duration Income ETF, a series of AB Active ETFs, Inc.
AB Short Duration High Yield Portfolio, a series of AB Bond Fund, Inc.	AB Short Duration High Yield ETF, a series of AB Active ETFs, Inc.
AB International Low Volatility Equity Portfolio, a series of AB Cap Fund, Inc.	AB International Low Volatility Equity ETF, a series of AB Active ETFs, Inc.

Each Acquiring Portfolio is an exchange-traded fund (“ETF”) and has the same investment objective, substantially the same strategies and the same fundamental policies as its corresponding Acquired Portfolio. As an ETF, each Acquiring Portfolio’s shares will be listed and traded on NYSE Arca, Inc. (the “Exchange”) following the Conversions. Each Conversion will be accomplished in accordance with an Agreement and Plan of Acquisition and Termination (a “Plan”). The form of Plan is attached as Exhibit A to this Information Statement/Prospectus.

Each Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the corresponding Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the corresponding Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. Shares of each Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of an Acquiring Portfolio’s shares and in lieu thereof shall receive cash in redemption of their Acquired Portfolio shares.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES – QUESTIONS AND ANSWERS, beginning on page viii, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Portfolio shares to holding shares of an Acquiring Portfolio.

Q.       Has the Board of Directors approved each Conversion?

A.       Yes. After considering the recommendation of AllianceBernstein L.P. (the “Adviser”), the Boards of Directors of AB Bond Fund, Inc. and AB Cap Fund, Inc., the members of which are identical (together, the “Acquired Portfolios Board” or “Board”) approved each Conversion. The Acquired Portfolios Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolios as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the participation in each Conversion is in the best interests of each Acquired Portfolio and that the interests of existing Acquired Portfolios’ stockholders will not be diluted as a result of the Conversions.

Q.       Why are the Conversions occurring?

A.       The Directors of AB Bond Fund, Inc. and the Directors of AB Cap Fund, Inc. (who are also the Directors of AB Active ETFs, Inc.) concluded that each Conversion is in the best interests of the respective Acquired Portfolio because it is expected to provide certain potential benefits including lower total net expenses, additional share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency. Prior to approving each Conversion, the Directors also took into consideration the risks of operating in the ETF structure, as set forth in more detail herein. In reaching their conclusions, the Directors considered the different advisory fee structures of the Portfolios, including a comparison of the fees and expenses for each Portfolio and the pro forma combined Portfolios, as well as the costs and expenses of each Conversion, including that each Conversion will be tax-free to stockholders in most instances (as discussed further in Information About the Plans – Federal Income Tax Consequences) and that the Adviser will pay the expenses of each Conversion, subject to certain exceptions as discussed herein (as discussed further in Information About the Plans – Who will bear the expense of the Conversions?). The Directors also considered that each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, identical fundamental investment policies and substantially identical investment strategies, and the same portfolio management team.

Q.       How will a Conversion affect me as a stockholder?

A.       When a Conversion of an Acquired Portfolio in which you hold shares is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the corresponding Acquiring Portfolio, so long as you hold your shares of an Acquired Portfolio in a brokerage account. Upon completion of a Conversion, you will own shares of an Acquiring Portfolio having an aggregate net asset value equal to the value of the Acquired Portfolio shares you owned when the Conversion happened, as adjusted for fractional shares (see below). Shares of an Acquiring Portfolio will be transferred to your brokerage account, or if you do not have a brokerage account, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of those shares. The Acquiring Portfolios do not issue fractional shares. As a result, some stockholders who hold fractional shares of an Acquired Portfolio may have such fractional shares redeemed at NAV immediately prior to a Conversion resulting in a small cash payment, which will be taxable.

After the Conversions, individual shares of the Acquiring Portfolios may be purchased and sold on the national securities exchange on which the Acquiring Portfolios are listed. Should you decide to purchase or sell shares of an Acquiring Portfolio after a Conversion, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although most ETFs trade with no transaction fees (NTF) or commissions on many platforms.

Q.       Am I Being Asked to Vote on a Conversion?

A.       No. Stockholders are not required to approve the Conversions under Maryland law or the 1940 Act.

Q.       Will a Conversion affect the way my investments are managed?

A.       No. The Adviser is also the investment adviser to each Acquiring Portfolio and they will be managed by the same portfolio management team and will have the same investment objective, substantially the same strategies and the same fundamental policies as those of its corresponding Acquired Portfolio.

Q.       Will the fees and expenses of each Acquiring Portfolio be lower than the fees and expenses of its corresponding Acquired Portfolio?

A.       Yes. Following the Conversions, each Acquiring Portfolio is expected to have a lower net expense ratio than each share class of its corresponding Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Adviser and the Acquired Portfolio.

v

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.       Are there other benefits that I could experience as a stockholder of an Acquiring Portfolio?

A.       Yes. In addition to lower total net expenses, as a stockholder of an Acquiring Portfolio you could also benefit from additional trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency.

•	Additional Trading Flexibility. As a stockholder of an Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio. This NAV is calculated once per business day. As a stockholder of an Acquiring Portfolio, however, you will be able to purchase and sell shares of the Acquiring Portfolio throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Portfolio’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Portfolio’s NAV per share.

•	Increased Transparency. Currently, each Acquired Portfolio only provides periodic disclosure of its complete portfolio holdings. Following the Conversions, however, each Acquiring Portfolio will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Portfolio, will be found on each Acquiring Portfolio’s website at www.abfunds.com.
•	Enhanced Tax Efficiency. Stockholders of each Acquired Portfolio also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows stockholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all taxable stockholders of the mutual fund. Because AB Short Duration Income ETF and AB Short Duration High Yield ETF expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Q.       Are there any differences in risks between an Acquired Portfolio and its corresponding Acquiring Portfolio?

A.       Yes. While most of the risks of an Acquired Portfolio and its corresponding Acquiring Portfolio are the same, the Acquiring Portfolio is subject to certain risks unique to operating as an ETF. For example, you will be subject to the risk that shares of an Acquiring Portfolio will trade at market prices that are above (premium) or below (discount) the Acquiring Portfolio’s NAV per share, whereas shares of an Acquired Portfolio are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that an Acquiring Portfolio’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Portfolio, do not engage in such transactions, which could cause the Acquiring Portfolio’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.” We discuss these risks later in the Information Statement/Prospectus.

Q.       What other differences should I be aware of as a stockholder of an Acquiring Portfolio?

A.       As a stockholder of an Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio, subject to any applicable sales charges and fees.

Acquiring Portfolio shares may only be purchased and sold by you on the secondary market through a broker at market prices. When you buy or sell shares of an Acquiring Portfolio through a broker, you may incur a brokerage commission or other charges imposed by the broker. Furthermore, as discussed in more detail below, not all account types can hold shares of ETFs.

In addition, each Acquired Portfolio operates with a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, each Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares and all stockholders will own shares of common stock of an Acquiring Portfolio rather than a particular class of shares.

Q.       Will stockholders have to pay any sales load, commission or other similar fee in connection with a Conversion?

A.       No. Stockholders will not pay any sales load, commission or other similar fee in connection with the receipt of ETF shares from a Conversion.

Q.       When will the Conversions take place?

A.       The Conversions are expected to take effect on or about the dates set forth below (the “Closing Date”).

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
AB Short Duration Income Portfolio	AB Short Duration Income ETF	June 7, 2024
AB Short Duration High Yield Portfolio	AB Short Duration High Yield ETF	June 7, 2024
AB International Low Volatility Equity Portfolio	AB International Low Volatility Equity ETF	July 12, 2024

The Acquired Portfolios will publicly disclose material developments, including the date of the Conversions. The closing of one Conversion is not contingent upon the closing of any other Conversion.

Q.       Who will bear the expenses of the Conversions?

A.       Under each Plan, the expenses of a Conversion are expected to be borne by the Adviser, except for fees and expenses of counsel to the independent Directors, regardless of whether each Conversion is consummated, and any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from an Acquired Portfolio to the respective Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

Q.       Will a Conversion result in any federal tax liability to me?

A.       Each Conversion is intended to be treated as a tax-free Conversion for U.S. federal income tax purposes. If a Conversion qualifies for tax-free treatment, Acquired Portfolio stockholders who are U.S. citizens or permanent residents would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Portfolio shares for Acquiring Portfolio shares pursuant to a Conversion (except with respect to cash received).

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Portfolio shares is returned to you or if your Acquired Portfolio shares are transferred by your financial intermediary to a different investment option because you did not hold your Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion.

Stockholders should consult their tax advisors about possible federal, state, local and foreign tax consequences of a Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversions only.

Q.       Can I purchase, redeem or exchange Acquired Portfolio shares before its Conversion takes place?

A.       Yes. You can purchase, exchange or redeem Acquired Portfolio shares until the dates set forth in the chart below.

Acquired Portfolio	Expected Last Day to Purchase Acquired Portfolio Shares	Expected Last Day to Exchange or Redeem Acquired Portfolio Shares
AB Short Duration Income Portfolio	May 30, 2024	June 6, 2024
AB Short Duration High Yield Portfolio	May 30, 2024	June 6, 2024
AB International Low Volatility Equity Portfolio	July 5, 2024	July 11, 2024

Any shares not redeemed before the date of a Conversion, will be exchanged for shares of the respective Acquiring Portfolio, unless they are not held in a brokerage account that can hold ETF shares. If you do not hold your shares in a brokerage account, your shares will be redeemed immediately before a Conversion, which could be a taxable event for you.

Q.       Whom do I contact for further information?

A.       You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at 800-221-5672. You can also find information online at www.abfunds.com.

Important additional information about the Conversions is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Acquired Portfolio shares prior to a Conversion in order to receive shares of an Acquiring Portfolio.

Q.       What types of accounts can receive shares of an Acquiring Portfolio as part of its Conversion?

A.       If you hold your Acquired Portfolio shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of an Acquiring Portfolio in a Conversion. No further action is required.

Q.       What types of accounts cannot receive shares of an Acquiring Portfolio as part of its Conversion?

A.       The following account types generally cannot hold shares of ETFs:

•	Fund Direct Accounts. If you hold your Acquired Portfolio shares in an account directly with an Acquired Portfolio at its transfer agent, AllianceBernstein Investor Services, Inc. (“ABIS”) (a “fund direct account”), you should transfer your Acquired Portfolio shares to a brokerage account that can accept shares of an

Acquiring Portfolio prior to a Conversion. For this purpose, a fund direct account includes a fund direct IRA. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the Acquired Portfolio shares. You have a fund direct account if you receive quarterly account statements directly from an Acquired Portfolio and not from a third-party broker-dealer.

•	Non-Accommodating Brokerage Accounts. If you hold your Acquired Portfolio shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

•	Non-Accommodating Retirement Accounts. If you hold your Acquired Portfolio shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from an Acquired Portfolio and select a different investment option prior to a Conversion.

If you are unsure about the ability of your account to accept shares of an applicable Acquiring Portfolio, please call 800-221-5672 or contact your financial advisor or other financial intermediary.

Q.       How do I transfer my Acquired Portfolio shares from a fund direct account to a brokerage account that accepts ETF shares?

A.       Transferring your Acquired Portfolio shares from a fund direct account to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Portfolio into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Portfolio. Your broker will require your account number with the Acquired Portfolio, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Portfolio’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q.       How do I transfer my Acquired Portfolio shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Portfolio shares?

A.       The broker where you hold your Acquired Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.       What will happen if I do not have a brokerage account that can accept Acquiring Portfolio shares at the time of a Conversion?

A.       If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment to a different investment option prior to a Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses charged by your intermediary and may also be subject to tax. It may take time for you to receive your cash payment. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

Q.       What if I don’t want to hold ETF shares?

A.       If you don’t want to receive Acquiring Portfolio shares in connection with a Conversion, you may redeem your Acquired Portfolio shares or exchange those shares for shares of another eligible AB mutual fund prior to the Conversion. The chart below sets forth the dates that each Acquired Portfolio expects to be the last day to exchange your Acquired Portfolio shares for shares of another AB mutual fund and the last day to redeem your Acquired Portfolio shares.

Acquired Portfolio	Expected Last Day to Exchange or Redeem Acquired Portfolio Shares
AB Short Duration Income Portfolio	June 6, 2024
AB Short Duration High Yield Portfolio	June 6, 2024
AB International Low Volatility Equity Portfolio	July 11, 2024

Generally, there are no costs or fees associated with an exchange of Acquired Portfolio shares. The redemption or exchange of your Acquired Portfolio shares may be a taxable event.

x

JOINT

INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of:

AB BOND FUND, INC. — AB SHORT DURATION INCOME PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB SHORT DURATION INCOME ETF

And

AB BOND FUND, INC. — AB SHORT DURATION HIGH YIELD PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB SHORT DURATION HIGH YIELD ETF

And

AB CAP FUND, INC. — AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB INTERNATIONAL LOW VOLATILITY EQUITY ETF

1345 Avenue of the Americas

New York, New York 10105

[________], 2024

This Information Statement/Prospectus is being furnished to you as a stockholder of one or more of the AB mutual funds listed below in which you hold shares (each, an “Acquired Portfolio”) to inform you of a plan to reorganize the Acquired Portfolio into an exchange-traded fund (“ETF”) (each, an “Acquiring Portfolio”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

Acquired Portfolio	Corresponding Acquiring Portfolio
AB Short Duration Income Portfolio, a series of AB Bond Fund, Inc.	AB Short Duration Income ETF, a series of AB Active ETFs, Inc.
AB Short Duration High Yield Portfolio (formerly AB Limited Duration High Income Portfolio), a series of AB Bond Fund, Inc.	AB Short Duration High Yield ETF, a series of AB Active ETFs, Inc.
AB International Low Volatility Equity Portfolio (formerly AB International Strategic Core Portfolio), a series of AB Cap Fund, Inc.	AB International Low Volatility Equity ETF, a series of AB Active ETFs, Inc.

AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio are series of AB Bond Fund, Inc., a Maryland corporation, and AB International Low Volatility Equity Portfolio is a series of AB Cap Fund, Inc., a Maryland corporation. AB Short Duration Income ETF, AB Short Duration High Yield ETF and AB International Low Volatility Equity ETF are newly-created series of AB Active ETFs, Inc., a Maryland corporation (together with AB Bond Fund, Inc. and AB Cap Fund, Inc., the “Companies” and, each, a “Company”), The reorganization of the Acquired Portfolio in which you hold shares into its corresponding Acquiring Portfolio is referred to as a conversion (“Conversion”). Each Acquired Portfolio will subsequently be liquidated after its

Conversion. We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios”.

The Boards of Directors of AB Bond Fund, Inc. and AB Cap Fund, Inc. (who are also the Directors of AB Active ETFs, Inc.) (the “Acquired Portfolios Board” or “Board”) approved the Conversions. The Acquired Portfolios Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolios as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Acquired Portfolio, participation in a Conversion is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio stockholders will not be diluted as a result of a Conversion.

Each Conversion will be accomplished in accordance with an Agreement and Plan of Acquisition and Termination (a “Plan”). Each Plan provides for (i) the transfer of all of the assets of an Acquired Portfolio to an Acquiring Portfolio, (ii) the assumption by an Acquiring Portfolio of all of the liabilities of an Acquired Portfolio, (iii) the receipt by stockholders of an Acquired Portfolio of shares of an Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of an Acquired Portfolio. A copy of the form of the Plan pertaining to the Conversions is included as Exhibit A to this Information Statement/Prospectus.

For federal income tax purposes, each Conversion is structured to be a tax-free reorganization under the Code. If you remain a stockholder of an Acquired Portfolio on the Closing Date (as defined below) of a Conversion, you will receive shares of an Acquiring Portfolio and, in some cases, cash that combined with the shares have the same value as your Acquired Portfolio shares on that date. Shares of an Acquiring Portfolio are not issued in fractional shares. As a result, cash will be paid to some stockholders in lieu of fractional shares of an Acquiring Portfolio, which may be taxable. If you do not hold your Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion, you will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold Acquired Portfolio shares through a fund direct individual retirement account (“IRA”) and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in an Acquired Portfolio to a different investment option prior to a Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT IF YOU WOULD LIKE TO RECEIVE ETF SHARES UPON THE EFFECTIVENESS DATE OF ONE OR MORE CONVERSIONS, EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF (AND, IF SO, TAKE THE ACTIONS DESCRIBED HEREIN). IF YOU DO NOT WISH TO RECEIVE ETF SHARES IN CONNECTION WITH ONE OR MORE CONVERSIONS, PLEASE SEE BELOW FOR THE EXPECTED LAST DAYS TO EXCHANGE OR REDEEM ACQUIRED PORTFOLIO SHARES.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, identical fundamental investment policies, substantially identical investment strategies and identical portfolio management teams. The principal executive offices of AB Bond Fund, Inc., AB Cap Fund, Inc. and AB Active ETFs, Inc. are located at 1345 Avenue of the Americas, New York, New York 10105.

Shares of each Acquiring Portfolio will be listed for trading on NYSE Arca, Inc. (the “Exchange”).

Each Conversion is anticipated to occur after the close of trading on the date set forth below (the “Closing Date”).

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
AB Short Duration Income Portfolio	AB Short Duration Income ETF	June 7, 2024
AB Short Duration High Yield Portfolio	AB Short Duration High Yield ETF	June 7, 2024
AB International Low Volatility Equity Portfolio	AB International Low Volatility Equity ETF	July 12, 2024

The Closing Date may be delayed. The Acquired Portfolios will publicly disclose any changes to the applicable Closing Date. The closing of one Conversion is not contingent on the closing of any other Conversion.

You can purchase, exchange or redeem Acquired Portfolio shares until the dates set forth in the chart below.

Acquired Portfolio	Expected Last Day to Purchase Acquired Portfolio Shares	Expected Last Day to Exchange or Redeem Acquired Portfolio Shares
AB Short Duration Income Portfolio	May 30, 2024	June 6, 2024
AB Short Duration High Yield Portfolio	May 30, 2024	June 6, 2024
AB International Low Volatility Equity Portfolio	July 5, 2024	July 11, 2024

These dates may change if the Closing Date of a Conversion changes.

Any Acquired Portfolio shares that you hold after the final redemption date will be reorganized into shares of an Acquiring Portfolio or redeemed for cash as a result of a Conversion.

The Acquiring Portfolios are expected to begin trading on the dates set forth below.

Acquiring Portfolio	Expected Trading Date
AB Short Duration Income ETF	June 10, 2024
AB Short Duration High Yield ETF	June 10, 2024
AB International Low Volatility Equity ETF	July 15, 2024

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by AB Active ETFs, Inc. with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to each Acquiring Portfolio and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Conversions (the “Statement of Additional Information”), dated [______], 2024, is available upon request and without charge by contacting the Portfolios. The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•	AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio prospectus and SAI dated January 31, 2023, as revised July 5, 2023 for AB Bond Fund, Inc., which is on file with the SEC (File Nos. 811-02383 and 002-48227) (Accession No. 0000919574-23-003896);
•	AB International Low Volatility Equity Portfolio prospectus and SAI dated November 1, 2023 for AB Cap Fund, Inc. which is on filed with the SEC (File Nos. 811-01716 and 002-29901) (Accession No. 0000919574-23-005844);
•	AB Short Duration Income ETF and AB Short Duration High Yield ETF prospectus and SAI dated January 21, 2024 for AB Active ETFs, Inc., which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-24-000472); and
•	AB International Low Volatility Equity ETF prospectus and SAI dated January 21, 2024 for AB Active ETFs, Inc., which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-24-000470).

The file numbers of AB Bond Fund, Inc. are 811-02383 and 002-48227, the file numbers of AB Cap Fund, Inc. are 811-01716 and 002-29901, and the file numbers of AB Active ETFs, Inc. are 811-23799 and 333-264818.

The Acquired Portfolios can be reached by calling 800-221-5672 or by writing to AllianceBernstein Investor Services, Inc. (“ABIS”), P.O. Box 786003, San Antonio, TX 78278-6003.

The prospectus, statement of additional information, and Annual Reports and Semi-Annual Reports of the Acquired Portfolios, where applicable, are available at www.abfunds.com.

You may request free copies of the prospectus and SAI of the Acquired Portfolios (including any supplement thereto) and the prospectus and SAI of the Acquiring Portfolios from ABIS by calling 800-221-5672, or by writing to P.O. Box 786003, San Antonio, Texas 78278-6003.

You may also request free copies of the prospectus and SAI of the Acquiring Portfolios from Foreside Fund Services, LLC (“Foreside”) by calling (800) 243-5994, or by writing to Three Canal Plaza, Suite 100, Portland, Maine 04101.

All available materials have been filed with the SEC.

AB Bond Fund, Inc., AB Cap Fund, Inc. and AB Active ETFs, Inc. also file proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated [_____], 2024, is expected to be mailed to stockholders of each Acquired Portfolio on or about [_____], 2024.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Stockholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Information Statement/Prospectus in Exhibit A, and the Acquiring Portfolio Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “stockholder”, “you”, and “your” refer to stockholders of the Acquired Portfolio.

What is happening to each Acquired Portfolio?

Each Acquired Portfolio, which is currently operated as a mutual fund, will be converted into an ETF through the conversion of an Acquired Portfolio into the newly-created Acquiring Portfolio, which has the same investment objective, the same policies and substantially the same strategies as its corresponding Acquired Portfolio.  As an ETF, an Acquiring Portfolio’s shares will be traded on the Exchange. The transaction between the Acquired Portfolio in which you hold shares and its corresponding Acquiring Portfolio is referred to in this Information Statement/Prospectus as a “Conversion.” Each Conversion will be accomplished in accordance with a Plan.  For reference purposes, the names of each Acquired Portfolio and Acquiring Portfolio are listed in the chart below.

Acquired Portfolio	Acquiring Portfolio
AB Short Duration Income Portfolio, a series of AB Bond Fund, Inc.	AB Short Duration Income ETF, a series of AB Active ETFs, Inc.
AB Short Duration High Yield Portfolio, a series of AB Bond Fund, Inc.	AB Short Duration High Yield ETF, a series of AB Active ETFs, Inc.
AB International Low Volatility Equity Portfolio, a series of AB Cap Fund, Inc.	AB International Low Volatility Equity ETF, a series of AB Active ETFs, Inc.

How will the Conversions work?

Each Plan provides for (i) the transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio, (ii) the assumption by an Acquiring Portfolio of all of the liabilities of the corresponding Acquired Portfolio, (iii) the receipt by stockholders of an Acquired Portfolio of shares of the corresponding Acquiring Portfolio, equal in aggregate NAV to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of each Acquired Portfolio. Stockholders of an Acquired Portfolio will not be assessed any sales charges or other stockholder fees in connection with a Plan.

Shares of each Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of an Acquiring Portfolio’s shares. Instead, the stockholder will receive a cash payment in redemption of their Acquired Portfolio shares before the Conversion is effected. This exchange will occur on the Closing Date of the Conversion, which is the specific date on which the Conversion takes place.  The Closing Date of each Conversion is expected to occur after the close of business on or about the date set forth in the chart below.

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
AB Short Duration Income Portfolio	AB Short Duration Income ETF	June 7, 2024
AB Short Duration High Yield Portfolio	AB Short Duration High Yield ETF	June 7, 2024
AB International Low Volatility Equity Portfolio	AB International Low Volatility Equity ETF	July 12, 2024

Why are the Conversions happening and did the Board approve the Conversions?

After considering the recommendation of the Adviser, the Directors on the Acquired Portfolios Board (who are also the Directors of AB Active ETFs, Inc.) concluded that each Conversion is in the best interests of each Acquired Portfolio. The ETF structure of the Acquiring Portfolios may provide benefits with respect to capital gains distributions.  In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund.  In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same process.  As a result, stockholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares. These tax benefits may not be realized if an ETF effectuates all or a portion of the issuance and redemption of large aggregations of shares (“Creation Units”) for cash, rather than in-kind securities. Because AB Short Duration Income ETF and AB Short Duration High Yield ETF expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Each Acquiring Portfolio will pursue the same investment objective and have the same investment policies and substantially the same strategies as its corresponding Acquired Portfolio.  The Adviser will continue as the investment adviser of each Acquiring Portfolio after the Conversions and no change in portfolio managers will result from the Conversions.  In addition, each Acquiring Portfolio is expected to have a lower net expense ratio than each share class of its corresponding Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to any expense limitation agreement between the Adviser and an Acquired Portfolio.

The Acquired Portfolios Board considered that there are certain risks and considerations associated with the Conversions, including (i) the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV; (ii) that as stockholders of an ETF after the Conversions, stockholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Portfolio shares that the stockholders did not experience as mutual fund stockholders; (iii) that certain account types generally cannot hold shares of ETFs; and (iv) certain risks associated with ETF shares. They also discussed the costs of the Conversions and who would bear them, as discussed elsewhere herein, and the tax efficiency considerations noted above. However, the Acquired Portfolios Board believes that the benefits of the ETF structure outweigh these risks and costs. Stockholders of the Acquiring Portfolios will also benefit from additional trading flexibility and increased transparency of portfolio holdings.

The Acquired Portfolios Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), after careful consideration, have determined that each Conversion is in the best interests of each Acquired Portfolio and will not dilute the interests of the existing stockholders of an Acquired Portfolio.  The Acquired Portfolios Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Conversions in the section entitled “Reasons for the Conversions.”

Similarly, the Board of Directors of AB Active ETFs, Inc., including all of the Independent Directors, has approved the Conversions with respect to the Acquiring Portfolios. The Board of Directors of AB Active ETFs, Inc. has determined that the Conversions are in the best interest of the Acquiring Portfolios.

How will a Conversion affect me?

When a Conversion is consummated, you will cease to be a stockholder of an Acquired Portfolio and will become a stockholder of an Acquiring Portfolio. As described in more detail above, upon completion of a Conversion, you will receive shares of an Acquiring Portfolio and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio shares you owned on the Closing Date of the Conversion. Shares of the Acquiring Portfolios are not issued in fractional shares. Some stockholders have brokerage accounts that do not accept or manage fractional share allocations of ETFs. For those stockholders, in addition to Acquiring Portfolio shares received in a Conversion, those stockholders will also receive a cash payment in lieu of the fractional shares that would otherwise have been issued in that Conversion, and that cash payment is expected to be taxable unless the account is tax advantaged. Some stockholders hold their shares in brokerage accounts with an intermediary who is able to manage fractional share allocations. For those stockholders, no cash payment in lieu of fractional shares is required.

In order to receive shares of an Acquiring Portfolio as part of a Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, your investment will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in an Acquired Portfolio to a different investment option prior to a Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an Acquiring Portfolio, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of an Acquiring Portfolio as part of a Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of an Acquiring Portfolio.

After the Conversions, individual shares of the Acquiring Portfolios may only be purchased and sold by most investors (other than “authorized participants” that may acquire and redeem shares in Creation Units) in the secondary market. Shares of the Acquiring Portfolios will be listed on the Exchange. Shares of the Acquiring Portfolios may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Portfolio after a Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Portfolio’s shares will trade at market prices rather than at NAV, an Acquiring Portfolio’s shares may trade at a price less than (discount) or greater than (premium) its Acquiring Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, each Acquired Portfolio operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, each Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike stockholders of the Acquired Portfolios, stockholders of the Acquiring Portfolios will not own a particular class of shares.

Who will bear the expenses of the Conversions?

The expenses of the Conversions are expected to be borne by the Adviser, except for fees and expenses of counsel to the independent Directors, regardless of whether each Conversion is consummated, and any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from an Acquired Portfolio to the respective Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

What are the federal income tax consequences of the Conversions?

As a condition to the closing of each Conversion, each Acquired Portfolio and corresponding Acquiring Portfolio must receive an opinion of Seward & Kissel LLP (“Seward & Kissel”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, it is expected that neither you nor, in general, an Acquired Portfolio will recognize gain or loss as a direct result of a Conversion of an Acquired Portfolio (except with respect to cash received by a stockholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for Acquiring Portfolio shares that you receive will be the same as the holding period and aggregate tax basis of Acquired Portfolio shares that you surrender in a Conversion. If you do not hold your Acquired Portfolio shares through a brokerage account that can receive ETF shares in the Conversion, your Acquired Portfolio shares will be liquidated, in which case you will receive a cash payment, or will be exchanged for shares of AB Government Money Market Portfolio.  In some cases, the liquidation or transfer of your investment could be subject to fees, expenses and potentially, tax on the increase in value of your investment. Prior to the consummation of a Conversion, you may redeem your Acquired Portfolio shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of a Conversion, in light of your individual circumstances.  You should also consult your tax advisor about state and local tax consequences.   For more information about the tax consequences of a Conversion, please see the section “Information About Each Plan—Federal Income Tax Consequences.”

How do the Portfolios’ investment objectives, investment strategies, and investment policies compare?

  Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, identical fundamental investment policies and substantially identical investment strategies.

What are the principal risks of an investment in the Portfolios?

The investment risks associated with an investment in an Acquired Portfolio and its corresponding Acquiring Portfolio are substantially identical, except that each Acquiring Portfolio is subject to certain risks and considerations unique to operating as an ETF, as described in more detail below in Comparison of Some Important Features of the Portfolios – Principal Risks.  The Acquiring Portfolios are subject to the following risks for ETFs:

•	Cash Transactions Risk (applicable to AB Short Duration Income ETF and AB Short Duration High Yield ETF): The Portfolio intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another

ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

•	ETF Share Price and Net Asset Value Risk: The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are expected to be generally bought and sold in the secondary market at market prices. The NAV per share of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio's shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.
•	Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV, or the Portfolio could face trading halts or de-listing.
•	Active Trading Market Risk: There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

For further information about the risks of investments in the Portfolios, see “Principal Risks” below.

How will a Conversion affect the fees and expenses that I pay as a stockholder of a Portfolio?

Following each Conversion, each Acquiring Portfolio is expected to have a lower net expense ratio than that of each share class of its corresponding Acquired Portfolio because each Acquiring Portfolio’s unitary investment advisory fee and other expenses will be lower than the advisory fee and other expenses of its corresponding Acquired Portfolio after taking into consideration any fee waivers and expense limitations agreed to by the Adviser with respect to the share classes of that Acquired Portfolio. The lower net expense ratio of each Acquiring Portfolio is attributable primarily to its advisory fee arrangement, which has been established as a unitary fee and priced in comparison to other ETFs with a similar fee arrangement and similar investment objectives, policies and strategies. A comparison of the fees and expenses of each Acquired Portfolio and Acquiring Portfolio is provided below under the heading, “Comparison of Fees.”

What are the distribution arrangements for the Portfolios?

AllianceBernstein Investments, Inc. (“ABI”) serves as the distributor and principal underwriter for Acquired Portfolio shares. Each Acquiring Portfolio is distributed by Foreside Fund Services, LLC (“Foreside”), which serves as the principal underwriter for the shares of the Acquiring Portfolios. Foreside and ABIS are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934, as amended, and each is a member of the Financial Industry Regulatory Association (“FINRA”). Foreside or its agent distributes Creation Units for each Acquiring Portfolio on an agency basis. Foreside does not maintain a secondary market in shares of the Acquiring Portfolios. Foreside has no role in determining the investment policies of the Acquiring Portfolios or the securities that are purchased or sold by the Portfolios. Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

What are the Portfolios’ arrangements for purchases, exchanges and redemptions?

The Acquired Portfolios and Acquiring Portfolios have different procedures for purchasing, exchanging and redeeming shares.  You may refer to each Acquiring Portfolio’s Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “Investing in the Fund[s]” for the procedures applicable to purchases and sales of the shares of an Acquiring Portfolio, which are also summarized below.  Only Authorized Participants may purchase or redeem ETF shares directly from an Acquiring Portfolio, in Creation Units, which are large blocks of shares. Retail stockholders purchase and sell shares in the secondary market at a market price on an exchange. Each Acquired Portfolio Prospectus provides information under the sections titled “How to Buy Shares,” “How to Exchange Shares” and “How to Sell or Redeem Shares” with respect to the procedures applicable to purchases, exchanges and sales of Acquired Portfolio shares, which are also summarized below.

Acquired Portfolios

You may purchase an Acquired Portfolio’s Class A shares or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Acquired Portfolio’s principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are: (i) making an initial investment and an Acquired Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Acquired Portfolio stockholder with an account held directly with an Acquired Portfolio; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC. Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with an Acquired Portfolio, as applicable. You may purchase Advisor Class shares of an Acquired Portfolio through your financial advisor at NAV. Advisor Class shares may be purchased and held solely: (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI; (ii) through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and (iii) by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares.

Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the New York Stock Exchange (“NYSE”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

You may exchange your Acquired Portfolio shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. An Acquired Portfolio may modify, restrict, or terminate the exchange privilege on 60 days’ written notice. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

You may “redeem” your Acquired Portfolio shares (i.e., sell your shares to a Portfolio) on any day the NYSE is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary.

Your sale price will be the next-determined NAV, less any applicable CDSC, after an Acquired Portfolio receives your redemption request in proper form.

Acquiring Portfolios

Shares of an Acquiring Portfolio may be acquired or redeemed directly from an Acquiring Portfolio only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with an Acquiring Portfolio. Once created, shares of an Acquiring Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of an Acquiring Portfolio are expected to be listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. An Acquiring Portfolio does not impose any minimum investment for shares of an Acquiring Portfolio purchased on an exchange or otherwise in the secondary market.

When buying or selling shares of an Acquiring Portfolio through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of an Acquiring Portfolio based on an Acquiring Portfolio’s trading volume and market liquidity, and is generally lower if an Acquiring Portfolio has high trading volume and market liquidity, and higher if an Acquiring Portfolio has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). An Acquiring Portfolio’s spread may also be impacted by the liquidity of the underlying securities held by the Acquiring Portfolio, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The trading prices of an Acquiring Portfolio’s shares in the secondary market generally differ from an Acquiring Portfolio’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by an Acquiring Portfolio, economic conditions and other factors.

An Acquiring Portfolio’s NAV is calculated on any day the NYSE is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, an Acquiring Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If an Acquiring Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when an Acquiring Portfolio does not price its shares, the NAV of an Acquiring Portfolio’s shares may change on days when stockholders will not be able to purchase or redeem their shares in an Acquiring Portfolio.

COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS

Comparison of Performance

Each Acquiring Portfolio is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating a Conversion.  Each Acquiring Portfolio has been organized solely in connection with a Conversion to acquire all of the assets and liabilities of an Acquired Portfolio and continue the business of that Acquired Portfolio.  Therefore, after each Conversion, the Advisor Class shares of each Acquired Portfolio will remain the “accounting survivor” for its corresponding Acquiring Portfolio. This means that each Acquiring Portfolio will continue to show the historical investment performance and returns of its corresponding Acquired Portfolio’s Advisor Class shares (even after liquidation).

The historical performance of an Acquired Portfolio, as it is to be adopted by an Acquiring Portfolio, is included in each Acquiring Portfolio’s prospectus that has accompanied this Information Statement/Prospectus.

Comparison of Fees

Stockholders of the Portfolios pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Portfolio.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.  The fees and expenses in the tables appearing below are based on the expenses of AB Short Duration Income Portfolio’s Advisor Class shares for the fiscal year ended October 31, 2023, AB Short Duration High Yield Portfolio’s Advisor Class shares for the fiscal year ended September 30, 2023, AB International Low Volatility Equity Portfolio’s Advisor Class shares for the fiscal year ended June 30, 2023 and the anticipated expenses of each Acquiring Portfolio during its first year of operation.

Prior to the Conversion of AB Short Duration Income Portfolio into AB Short Duration Income ETF, Class A and Class C shares of AB Short Duration Income Portfolio will be automatically converted into Advisor Class shares.

Prior to the Conversion of AB Short Duration High Yield Portfolio into AB Short Duration High Yield ETF, Class A and Class C shares of AB Short Duration High Yield Portfolio will be automatically converted into Advisor Class shares.

Prior to the Conversion of AB International Low Volatility Equity Portfolio into AB International Low Volatility Equity ETF, Class A, Class C and Class Z shares of AB International Low Volatility Equity Portfolio will be automatically converted into Advisor Class shares.

The tables also show the pro forma expenses of each combined Acquiring Portfolio after giving effect to a Conversion, based on pro forma net assets as of each corresponding Acquired Portfolio’s most recent fiscal year end.  Pro forma numbers are estimated in good faith and are hypothetical.  Actual expenses may vary significantly.  You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from a Conversion.

Fees

AB Short Duration Income Portfolio to AB Short Duration Income ETF Conversion

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None	None
Exchange Fee	None	None	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
Management Fees	.35%	.35%	.35%	.30%(c)	.30%
Distribution and/or Service (12b-1) Fees	.20%	1.00%	None	None	None
Other Expenses:
Transfer Agent	.04%	.05%	.03%	None	None
Interest Expense	.35%	.33%	.26%	None	None
Other Expenses	.59%	.63%	.62%	None	None
Total Other Expenses	.98%	1.01%	.91%	None(d)	None
Total Annual Fund Operating Expenses	1.53%	2.36%	1.26%	.30%	.30%
Fee Waiver and/or Expense Reimbursement(e)	(.53)%	(.58)%	(.55)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(f)	1.00%	1.78%	.71%	.30%	.30%

(a)	Purchases of Class A shares in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.
(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
(c)	The Acquiring Portfolio’s investment advisory agreement will have a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.
(d)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.
(e)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Acquired Portfolio until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.65%, 1.45% and 0.45% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period.

(f)	If interest expense were excluded, net expenses would be as follows:

Class A	Class C	Advisor Class
.65%	1.45%	.45%

AB Short Duration High Yield Portfolio to AB Short Duration High Yield ETF Conversion

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None	None
Exchange Fee	None	None	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
Management Fees	.55%	.55%	.55%	.40%(d)	.40%
Distribution and/or Service (12b-1) Fees	.25%(c)	1.00%	None	None	None
Other Expenses:
Transfer Agent	.06%	.06%	.06%	None	None
Other Expenses	.16%	.16%	.17%	None	None
Total Other Expenses	.22%	.22%	.23%	None(e)	None
Total Annual Fund Operating Expenses	1.02%	1.77%	.78%	.40%	.40%
Fee Waiver and/or Expense Reimbursement(f)	(.07)%	(.07)%	(.08)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%	1.70%	.70%	.40%	.40%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.
(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
(c)	Restated to reflect current expenses.
(d)	The Acquiring Portfolio’s investment advisory agreement will have a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.
(e)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.
(f)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Acquired Portfolio until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.95%, 1.70% and 0.70% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period.

AB International Low Volatility Equity Portfolio to AB International Low Volatility Equity ETF Conversion

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None	None	None
Exchange Fee	None	None	None	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
Management Fees	.65%	.65%	.65%	.65%	.50%(c)	.50%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None	None	None
Other Expenses:
Transfer Agent	.02%	.04%	.02%	.02%	None	None
Other Expenses	.09%(d)	.09%(d)	.09%(d)	.09%(d)	None	None
Total Other Expenses	.11%	.13%	.11%	.11%	None(e)	None
Total Annual Fund Operating Expenses	1.01%	1.78%	.76%	.76%	.50%	.50%
Fee Waiver and/or Expense Reimbursement(f)	(.01)%	(.04)%	(.01)%	(.01)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.74%	.75%	.75%	.50%	.50%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.
(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
(c)	The Acquiring Portfolio’s investment advisory agreement will have a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.
(d)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.
(e)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.
(f)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Acquired Portfolio until October 31, 2024 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.00%, 1.75%, 0.75% and 0.75% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z

shares. In addition, in connection with the Acquired Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Acquired Fund and/or reimburse other expenses of the Acquired Fund in an amount equal to the Acquired Fund’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until October 31, 2024 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, each of the agreements will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period.

Expense Examples

The Examples are intended to help you compare the cost of investing in an Acquired Portfolio with the cost of investing in its corresponding Acquiring Portfolio. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ operating expenses stay the same, that Class C shares automatically convert to Class A shares after eight years and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AB Short Duration Income Portfolio to AB Short Duration Income ETF Conversion

	Acquired Portfolio Class A	Acquired Portfolio Class C		Acquired Portfolio Advisor Class	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
After 1 Year	$325	$281	*	$73	$31	$31
After 3 Years	$647	$681		$345	$97	$97
After 5 Years	$991	$1,208		$639	$169	$169
After 10 Years	$1,963	$2,444		$1,474	$381	$381

*       If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

AB Short Duration High Yield Portfolio to AB Short Duration High Yield ETF Conversion

	Acquired Portfolio Class A	Acquired Portfolio Class C		Acquired Portfolio Advisor Class	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
After 1 Year	$518	$273	*	$72	$41	$41
After 3 Years	$729	$550		$241	$128	$128
After 5 Years	$958	$953		$425	$224	$224
After 10 Years	$1,614	$1,880		$959	$505	$505

*       If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

AB International Low Volatility Equity Portfolio to AB International Low Volatility Equity ETF Conversion

	Acquired Portfolio Class A	Acquired Portfolio Class C		Acquired Portfolio Advisor Class	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma—Acquiring Portfolio after Conversion
After 1 Year	$523	$278	*	$77	$77	$51	$51
After 3 Years	$732	$556		$242	$242	$160	$160
After 5 Years	$958	$961		$421	$421	$280	$280
After 10 Years	$1,608	$1,888		$941	$941	$628	$628

*       If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Comparison of Investment Advisory Fees

The Portfolios have different advisory fee structures, each of which is more fully described below. For each Conversion, the Acquiring Portfolio’s investment advisory fee rate, structured as a unitary fee, will be lower than the advisory fee rate currently applicable under each Acquired Portfolio’s investment advisory contract. None of the Acquired Portfolios have acquired sufficient assets to trigger the advisory fee breakpoint. The table below summarizes the applicable advisory fee rates.

	Acquired Portfolio Current Applicable Advisory Fee Rate	Acquiring Portfolio Advisory Fee Rate
AB Short Duration Income Portfolio to AB Short Duration Income ETF Conversion	.35%	.30%
AB Short Duration High Yield Portfolio to AB Short Duration High Yield ETF Conversion	.55%	.40%
AB International Low Volatility Equity Portfolio to AB International Low Volatility Equity ETF Conversion	.65%	.50%

AB Short Duration Income Portfolio to AB Short Duration Income ETF Conversion

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.35 of 1% of the first $2.5 billion; 0.30 of 1% of the excess over $2.5 billion. The fee is accrued daily and paid monthly.

Fee Waiver and/or Expense Reimbursement

The Adviser has contractually agreed to waive fees and/or to bear expenses of the Acquired Portfolio until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.65%, 1.45% and 0.45% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period. After the Conversion, the Adviser will not be permitted to seek recoupment of fees waived or expenses capped during the operation of the Acquired Portfolio prior to the Conversion.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of .30% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio. After the Conversion, the Adviser will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Portfolio.

AB Short Duration High Yield Portfolio to AB Short Duration High Yield ETF Conversion

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.55 of 1% of the first $2.5 billion; 0.50 of 1% of the excess over $2.5 billion up to $5 billion; and 0.45 of 1% of the excess over $5 billion. The fee is accrued daily and paid monthly.

Fee Waiver and/or Expense Reimbursement

The Adviser has contractually agreed to waive fees and/or to bear expenses of the Acquired Portfolio until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.95%, 1.70% and 0.70% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period. After the Conversion, the Adviser will not be permitted to seek recoupment of fees waived or expenses capped during the operation of the Acquired Portfolio prior to the Conversion.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of .40% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio. After the Conversion, the Adviser will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Portfolio.

AB International Low Volatility Equity Portfolio to AB International Low Volatility Equity ETF Conversion

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.65 of 1% of the first $2.5 billion; 0.55 of 1% of the excess over $2.5 billion up to $5 billion; and 0.50 of 1% of the excess over $5 billion. The fee is accrued daily and paid monthly.

Fee Waiver and/or Expense Reimbursement

The Adviser has contractually agreed to waive fees and/or to bear expenses of the Acquired Portfolio until October 31, 2024 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.00%, 1.75%, 0.75% and 0.75% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares. In addition, in connection with the Acquired Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Acquired Portfolio and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until October 31, 2024 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, each of the agreements will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period. After the Conversion, the Adviser will not be permitted to seek recoupment of fees waived or expenses capped during the operation of the Acquired Portfolio prior to the Conversion.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of .50% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio. After the Conversion, the Adviser will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Portfolio.

Comparison of Investment Objectives and Policies

AB Short Duration Income Portfolio to AB Short Duration Income ETF Conversion

The investment objective and the principal investment strategies of AB Short Duration Income Portfolio and AB Short Duration Income ETF are identical, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio

Investment Objective	The Portfolio’s investment objective is to seek high current income consistent with preservation of capital.	Identical.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies	The Portfolio pursues its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in income-producing securities. The Portfolio also normally invests at least 65% of its total assets in investment grade debt securities of various types. Under normal circumstances, the Portfolio will typically maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.	Identical.

	The Portfolio may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Portfolio also invests in securities of U.S. and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to U.S. Government securities. The Portfolio may invest up to 35% of its net assets in below investment grade securities (commonly known as “junk bonds”). The Portfolio’s investments in foreign securities may include both government and corporate securities, and securities of emerging market countries or of issuers in emerging markets.	Identical.

	The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.	Identical.

	The Portfolio may utilize derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to	Identical.

Acquired Portfolio	Acquiring Portfolio

market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Portfolio’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.	Identical.

AB Short Duration High Yield Portfolio to AB Short Duration High Yield ETF Conversion

The investment objective of AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF are identical and the principal investment strategies of AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF are substantially identical, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio

Investment Objective	The Portfolio’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.	Identical.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies	Under normal market conditions, the Portfolio invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities that are rated below investment grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives.	Identical.

	Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.	Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years and of any maturity.

	The Portfolio may also invest in investment grade fixed-income securities, high-yield securities of governments	Identical.

Acquired Portfolio	Acquiring Portfolio

and government-related issuers, loan participations and assignments and, to a lesser extent, equity securities, and derivatives related to these instruments. The Portfolio will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service (“Moody’s”), CCC+ by S&P Global Ratings (“S&P”) or CCC by Fitch Ratings (“Fitch”), or the equivalent by any nationally recognized statistical rating organization (“NRSRO”), at the time of purchase. (For the purpose of this 10% limit, the Portfolio will rely on the highest rating from any NRSRO, and the notional amount of derivatives related to these instruments will be counted.)

The Portfolio invests on a global basis, including securities of issuers in both developed and emerging market countries. The Portfolio may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.	Identical.

In selecting securities for purchase or sale by the Portfolio, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines its quantitative forecasts with fundamental economic and credit research in seeking to exploit these inefficiencies.	Identical.

The Adviser employs strategies to manage the Portfolio’s volatility relative to the global high-yield market. Such strategies may include shortening the duration of the Portfolio, adding higher rated investments, investing in various fixed-income sectors with relatively low correlation among them, and using hedging strategies that seek to provide protection from substantial market downturns. The Adviser utilizes different combinations of the above strategies at different points in time, taking into consideration, among other factors, the shape of the credit curve, the relative effect on yield associated with changes in credit quality, and the cost of hedging strategies.	Identical.

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent, subject to the limits of applicable law. Derivatives may provide more efficient and economical exposure to

Acquired Portfolio	Acquiring Portfolio

market segments than direct investments, and may also be a quicker and more efficient way to alter the Portfolio’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser considers factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

AB International Low Volatility Equity Portfolio to AB International Low Volatility Equity ETF Conversion

The investment objective and the principal investment strategies of AB International Low Volatility Equity Portfolio and AB International Low Volatility Equity ETF are identical, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio

Investment Objective	The Portfolio’s investment objective is to seek long-term growth of capital.	Identical.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies	The Adviser seeks to achieve the Portfolio’s investment objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of non-U.S. companies, and in companies in at least three countries other than the United States.	Identical.

	The Portfolio invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative	Identical.

Acquired Portfolio	Acquiring Portfolio

attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Portfolio so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Portfolio primarily invests in mid- and large-capitalization companies, which are currently defined for the Portfolio as companies that have market capitalizations of $1.5 billion or more. The Portfolio’s holdings of non-U.S. companies will generally include some companies located in emerging markets.	Identical.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Portfolio is subject. However, the Adviser is not required to use such derivatives.	Identical.

Principal Risks

The risks associated with an investment in each Acquired Portfolio and its corresponding Acquiring Portfolio are substantially identical, except that the Acquiring Portfolios are subject to certain risks unique to operating as ETFs. Below the principal risks for each Acquired Portfolio and each Acquiring Portfolio are identified followed by a description of each risk.

AB Short Duration Income Portfolio and AB Short Duration Income ETF are both subject to the following risks: Market Risk, Credit Risk, Below Investment Grade Securities Risk, Interest Rate Risk, Duration Risk, Inflation Risk, Mortgage-Related and/or Other Asset-Backed Securities Risk, Foreign (Non-U.S.) Investments Risk, Emerging Market Risk, Derivatives Risk, Leverage Risk, Currency Risk, Illiquid Investments Risk and Management Risk. Additionally, AB Short Duration Income ETF is subject to Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF are both subject to the following risks: Market Risk, Interest Rate Risk, Credit Risk, Below Investment Grade Securities Risk, Duration Risk, Inflation Risk, Derivatives Risk, Foreign (Non-U.S.) Investments Risk, Emerging Market Risk, Currency Risk, Loan Participations and Assignments Risk, Illiquid Investments Risk and Management Risk. Additionally, AB Short Duration High Yield ETF is subject to Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

AB International Low Volatility Equity Portfolio and AB International Low Volatility Equity ETF are both subject to the following risks: Market Risk, Foreign (Non-U.S.) Investments Risk, Currency Risk, Capitalization Risk, Derivatives Risk and Management Risk. Additionally, AB International Low Volatility Equity ETF is subject to Equity Security Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

Each of these risks is more fully described below.

Market Risk (AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Market Risk (AB International Low Volatility Equity Portfolio and AB International Low Volatility Equity ETF)	The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Interest Rate Risk (AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk (AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk (AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk	Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a

(AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk (AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk (all Portfolios)	Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Capitalization Risk (AB International Low Volatility Equity Portfolio and AB International Low Volatility ETF)	Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Loan Participations and Assignments Risk (AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	When the Portfolio purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk (AB Short Duration Income Portfolio and AB Short Duration Income ETF)	To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-U.S.) Investments Risk (all Portfolios)	Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk (all Portfolios)	Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk (all Portfolios)	Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Illiquid Investments Risk (AB Short Duration Income Portfolio, AB Short Duration Income ETF, AB Short Duration High Yield Portfolio and AB Short Duration High Yield ETF)	Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk (AB Short Duration Income ETF and AB Short Duration High Yield ETF)	The Portfolio intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

Equity Securities Risk (AB International Low Volatility ETF)	The Portfolio invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

ETF Share Price and Net Asset Value Risk (AB International Low Volatility ETF, AB Short Duration Income ETF and AB Short Duration High Yield ETF)	The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are expected to be generally bought and sold in the secondary market at market prices. The NAV of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio 's shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

Authorized Participant Risk (AB International Low Volatility ETF, AB Short Duration Income ETF and AB Short Duration High Yield ETF)	Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV, or the Portfolio could face trading halts or de-listing.

Active Trading Market Risk (AB International Low Volatility ETF, AB Short Duration Income ETF and AB Short Duration High Yield ETF)	There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

Management Risk (AB International Low Volatility ETF, AB Short Duration Income ETF and AB Short Duration High Yield ETF)	The Portfolio is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in a Portfolio.

Dividends and Distributions

Dividends from net investment income from AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio and their respective Acquiring Portfolios, AB Short Duration Income ETF and AB Short Duration High Yield ETF, if any, are declared daily and paid monthly. Dividends from net investment income from AB International Low Volatility Equity Portfolio and its respective Acquiring Portfolio, AB International Low Volatility Equity ETF, if any, are declared and paid annually. The Portfolios distribute their net realized capital gains, if any, to stockholders at least annually. During the fourth quarter of the calendar year, typically in early November, an estimate of each Portfolio’s capital gains distribution, if any, will be made available on the Portfolio’s website at www.alliancebernstein.com/investments/us/tax-center.htm.

The way that dividends are received differs between the Acquired Portfolios and Acquiring Portfolios. Stockholders of an Acquired Portfolio may make an election to receive dividends and distributions in cash or in shares at the time they purchase Acquired Portfolio shares. Stockholders of an Acquired Portfolio may participate in a fund-sponsored dividend reinvestment plan. The election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions with respect to an Acquired Portfolio. If a stockholder receives an income dividend or capital gains distribution in cash he may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional Acquired Portfolio shares without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the stockholder otherwise specifies, he will be deemed to have elected to reinvest all subsequent dividends and distributions in Acquired Portfolio shares.

The Acquiring Portfolios do not offer a fund-sponsored dividend reinvestment plan. Stockholders of an Acquiring Portfolio who purchase shares on the secondary market will receive all income dividends and capital gains distributions from their brokers in cash, unless the stockholder’s broker provides an option for the reinvestment of dividends and distributions. Dividends and distributions in cash may be reinvested automatically in additional whole shares of an Acquiring Portfolio only if the broker through whom the stockholder holds their shares makes such an option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker. Stockholders should consult with their broker about applicable dividend reinvestment options and associated fees and expenses.

Pricing and Valuation Arrangements

The Acquired Portfolios and Acquiring Portfolios apply the same procedures for calculating their NAV per share.  The Portfolios determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time).  The Portfolios will not be priced on days that the NYSE is closed for trading.  The Portfolios have adopted similar policies and procedures for valuing their portfolio assets.  The Portfolios value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio ordinarily values its securities at 4:00 p.m., Eastern time.

With respect to the Acquired Portfolios, factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instrument.

The Acquiring Portfolios generally determine the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined. Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Acquiring Portfolios may value their securities using fair value prices based on independent pricing services.

Management of the Portfolios

The Board of Directors of each Company, which is comprised of the same persons, oversees the management of the business and affairs of the Portfolio. The Board of Directors approves all significant agreements between each respective Portfolio and persons or companies furnishing services to it, including a Portfolio’s agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of each Portfolio are delegated to its officers and the Portfolio’s Adviser, subject to the Portfolio’s investment objective and policies and to general oversight by the Portfolio’s Board of Directors. After the consummation of each Conversion, the directors and officers of the Acquiring Portfolios will continue to serve as the directors and officers of each combined Portfolio.

The management of, and investment decisions for AB Short Duration Income Portfolio's portfolio are made by the Adviser’s Short Duration Income Investment Team. Gershon M. Distenfeld, Fahd Malik, Matthew S. Sheridan and William Smith are the investment professionals with primary responsibility for the day-to-day management of the Portfolio’s portfolio. AB Short Duration Income Portfolio's Conversion to AB Short Duration Income ETF will not result in any changes to this management team.

The management of, and investment decisions for AB Short Duration High Yield Portfolio's portfolio are made by the Adviser’s Short Duration High Yield Investment Team. Gershon M. Distenfeld, Robert Schwartz and William Smith are the investment professionals with primary responsibility for the day-to-day management of the Portfolio’s portfolio. AB Short Duration High Yield Portfolio's Conversion to AB Short Duration High Yield ETF will not result in any changes to this management team.

The management of, and investment decisions for AB International Low Volatility Equity Portfolio's portfolio are made by the Adviser’s Strategic Core Investment Team. Kent W. Hargis and Brian Holland are the investment professionals with primary responsibility for the day-to-day management of the Portfolio’s portfolio. AB International Low Volatility Equity Portfolio's Conversion to AB International Low Volatility Equity ETF will not result in any changes to this management team.

For additional information about the portfolio management of each Portfolio, see “Management of the Fund[s] – Portfolio Managers” in each Portfolio’s Prospectus. The Conversions are not expected to result in any change in portfolio management.

INFORMATION ABOUT THE CONVERSIONS

Reasons for the Conversions

At the Board Meeting, the Adviser recommended that the Directors of each Company (who are the same persons) approve the proposed Plan and Conversion because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of stockholders. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund.  In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same processes.  As a result, stockholders of an ETF that creates and redeems its shares primarily in-kind generally realize most of their capital gains in respect of their investment in the ETF when they sell their ETF shares. Because AB Short Duration Income ETF and AB Short Duration High Yield ETF expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Each Acquiring Portfolio will pursue the same investment objective and apply the same investment policies and substantially the same strategies as its corresponding Acquired Portfolio, but have the risks and benefits of operating in the ETF structure. The Adviser will continue as the investment adviser of each Acquiring Portfolio after the Conversions and no change in portfolio managers will result from the Conversions. Each Acquiring Portfolio will have the same or a lower management fee rate than that of its Acquired Portfolio and each Acquiring Portfolio, under its unitary fee structure (subject to certain exceptions), is expected to experience lower overall expenses as compared to its Acquired Portfolio.

In considering each Plan, the Board requested and received detailed information from the Adviser regarding each Conversion, including: (1) the specific terms of each Plan; (2) the investment objectives, investment strategies, and investment policies of each Acquired Portfolio and each Acquiring Portfolio; (3) comparative data analyzing the fees and expenses of the Portfolios; (4) comparative data analyzing the risks and benefits of operating in the ETF structure compared to the mutual fund structure; (5) the proposed plans for ongoing management, distribution, and operation of each Acquiring Portfolio; (6) the management, financial position, and business of the Adviser and its affiliates; and (7) the impact of a Conversion on each Acquired Portfolio and its stockholders.

With respect to the information listed above, the Board considered that, among other information: (1) each Conversion is structured to be a tax-free reorganization under the Code and the shares of an Acquiring Portfolio that would be received by the stockholders of its corresponding Acquired Portfolio in the exchange will be equal in aggregate NAV to the aggregate NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount) as of the Closing Date of the Conversion; (2) the investment objectives, strategies and policies of each Acquired Portfolio and Acquiring Portfolio are substantially identical; (3) the management fee of each Acquiring Portfolio is equal to or less than the management fee of each Acquired Portfolio, and each Acquiring Portfolio is expected to experience significantly lower overall expenses as compared to its corresponding Acquired Portfolio under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of each Acquiring Portfolio as an ETF will benefit tax conscious stockholders, though an investment in AB Short Duration Income ETF or AB Short Duration High Yield ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis; and (5) AllianceBernstein L.P. is the adviser of the Acquired Portfolios and Acquiring Portfolios and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that each Conversion met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of stockholders of the Acquired Portfolios or Acquiring Portfolios.

With respect to the Conversion of AB International Low Volatility Equity Portfolio, the Board considered the Adviser’s assessment that the Conversion could involve transfer and re-registration expenses of up to $575,000, most of which would relate to stamp tax payable in the United Kingdom, and that the Adviser believed, that such expenses should be borne by the mutual fund or the ETF and not by the Adviser. The Plan provides that the Adviser will not bear such transfer and re-registration expenses. The Board noted that the Adviser was continuing to explore whether stamp tax would be assessed in connection with the Conversion, and that at the lower expense ratio of AB International Low Volatility Equity ETF, it would take approximately four and a half months to offset the estimated Conversion expenses. The Adviser has recently confirmed with tax and regulatory authorities in the U.K. that stamp duty will not be assessed with respect to the Conversion of AB International Low Volatility Equity Portfolio into AB International Low Volatility Equity ETF, reducing the estimated transfer and re-registration expenses associated with the Conversion to approximately $130,000.

After careful consideration, the Board, including all of the Independent Directors, determined that each Conversion would be in the best interests of each Acquired Portfolio and that the interests of existing stockholders of each Acquired Portfolio would not be diluted as a result of a Conversion. The Directors have unanimously approved the Plans and Conversions.

In making these determinations, the Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of each Conversion to the stockholders of the Acquired Portfolios. These considerations included the following:

•	The ETF structure has certain benefits for investors generally, including tax efficiency (although this is not expected to be a significant factor for AB Short Duration Income ETF and AB Short Duration High Yield ETF since an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis), holdings transparency, intra-day share tradability, reduced operating expenses, and higher invested assets because of reduced cash holdings;
•	The same investment adviser and portfolio managers that currently manage each Acquired Portfolio are expected to manage each corresponding Acquiring Portfolio following the closing of the Conversions;
•	Each Acquired Portfolio’s portfolio management team has no objection to portfolio holdings being publicly available on a daily basis, and does not believe that there is any meaningful possibility for third parties to profit significantly from their access to such holdings information;
•	Each Acquired Portfolio’s Conversion to an Acquiring Portfolio should have minimal impact on investment operations, except for the potential for reduced cash holdings;
•	The management fee of AB Short Duration Income ETF is 0.30% under its unitary fee structure, which is equal to AB Short Duration Income Portfolio’s current advisory fee of 0.30%, at the last breakpoint in AB Short Duration Income Portfolio’s advisory fee, and well below AB Short Duration Income Portfolio’s total expense ratio of 0.45% (excluding interest expenses) (for Advisor Class shares, with the current expense cap);
•	The management fee of AB Short Duration High Yield ETF is 0.40% under its unitary fee structure, which is below AB Short Duration High Yield Portfolio’s current advisory fee of 0.45%, at the last breakpoint in AB Short Duration High Yield Portfolio’s advisory fee, and well below AB Short Duration High Yield Portfolio’s total expense ratio of 0.70% (for Advisor Class shares, with the current expense cap);
•	The management fee of AB International Low Volatility Equity ETF is 0.50% under its unitary fee structure, which is equal to AB International Low Volatility Equity Portfolio’s current advisory fee of 0.50%, at the last breakpoint in AB International Low Volatility Equity Portfolio’s advisory fee, and well below AB International Low Volatility Equity Portfolio’s total expense ratio of 0.75% (for Advisor Class shares, with the current expense cap);

•	The Conversions should provide an opportunity for each Acquiring Portfolio’s asset growth (as compared to current corresponding Acquired Portfolio asset levels), increasing the chances of its long-term viability. Given the unitary fee structures, however, asset growth is not expected to result in a reduction in ETF expenses;
•	The investment objectives, investment strategies and investment policies of each Acquired Portfolio and its corresponding Acquiring Portfolio are substantially identical;
•	The risks associated with an investment in an Acquired Portfolio and its corresponding Acquiring Portfolio are substantially identical, except that each Acquiring Portfolio is subject to certain risks unique to operating as an ETF;
•	The ETF structure of the Acquiring Portfolios may provide benefits with respect to tax efficiency;
•	Stockholders of each Acquired Portfolio must have a brokerage account that is permitted to hold ETF shares in order to receive shares of an Acquiring Portfolio and if a stockholder does not hold their Acquired Portfolio shares through that type of brokerage account, the stockholder will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, the stockholder’s investment in an Acquired Portfolio will be liquidated and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If a stockholder holds Acquired Portfolio shares through a fund direct IRA and does not take action prior to a Conversion, the stockholder’s Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the stockholder’s Acquired Portfolio shares. Alternatively, if a stockholder holds their Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, the financial intermediary may transfer the stockholder’s investment in an Acquired Portfolio to a different investment option prior to a Conversion. In some cases, the liquidation of Acquired Portfolio shares and your receipt of cash, or the transfer of an investment, may be subject to fees and expenses and may also be a taxable event for a stockholder. The Directors also considered that the Adviser has implemented a communications plan intended to provide adequate notice to stockholders so that they may enter into appropriate arrangements prior to a Conversion, as well as the very small number of stockholders and net assets affected by this consideration;
•	A vote of stockholders of AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio is not required under AB Bond Fund, Inc.’s governing documents or the 1940 Act;
•	A vote of stockholders of AB International Low Volatility Equity is not required under AB Cap Fund, Inc.’s governing documents or the 1940 Act;
•	Except with respect to any cash payment received in lieu of fractional shares or payments in redemption of Acquired Portfolio shares, each Conversion is intended to be tax-free for federal income tax purposes for stockholders of each Acquired Portfolio;
•	The Acquiring Portfolios do not issue fractional shares so for some stockholders, fractional shares of an Acquired Portfolio will be redeemed at NAV immediately prior to a Conversion and result in a small cash payment, which will be taxable; and
•	Stockholders of an Acquired Portfolio may redeem their Acquired Portfolio shares prior to a Conversion if the stockholders do not wish to hold shares of an ETF, and that redemption may be taxable to the stockholder.

The Directors also considered, among other things:

•	the form of the Plan and the terms and conditions of the Conversions;

•	the fact that the terms of the investment advisory agreements for the Acquired Portfolios and their corresponding Acquiring Portfolios are materially the same (except for the “unitary” advisory fee structure and the lack of administrative expense reimbursement provision) and the Adviser does not anticipate that the Conversions will result in any decline in the level of services from the level of services that historically have been provided to the Acquired Portfolios;
•	their conclusion that the Conversions will not result in the dilution of stockholders’ interests;
•	the benefits of the Conversions to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Acquired Portfolios;
•	the Acquiring Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Acquiring Portfolios to pay Rule 12b-1 fees not to exceed 0.25% per year of an Acquiring Portfolio’s average daily net assets and the fact that the Acquiring Portfolios will not make any 12b-1 payments under the Distribution Plan without prior Board and stockholder approval;
•	the fact that each Acquiring Portfolio will assume all the liabilities, expenses and obligations of its corresponding Acquired Portfolio;
•	the expected federal income tax consequences of each Conversion and the fact that the Conversions are conditioned on delivery of a tax opinion from Fund counsel; and
•	the expenses of the Conversions, and the fact that, under each Plan, all expenses of the Conversions, including the costs and expenses of planned changes to fiscal years including “stub” audits, are expected to be borne by the Adviser, except for fees and expenses of counsel to the independent Directors and any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from an Acquired Portfolio to the respective Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Directors (who consulted with their independent legal counsel concerning this matter), unanimously concluded that completing the Conversion is in the best interests of the stockholders of each Acquired Portfolio and that no dilution of value would result to the stockholders of the Acquired Portfolio from the Conversion.

Also at the Board Meeting, the Directors (who are Directors of all Companies) approved each Plan on behalf of the Acquiring Portfolios.

INFORMATION ABOUT THE PLANS

This is only a summary of the Plans, which are substantially identical for each Conversion.  You should read the form of Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Conversion.

How will the Conversions be carried out?

As provided in each Plan, an Acquiring Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of an Acquired Portfolio on the closing date of the Conversion (the “Closing Date”). In return, an Acquiring Portfolio will issue, and an Acquired Portfolio will distribute to its stockholders, a number of shares (and cash in lieu of fractional shares, if any) of the Acquiring Portfolio, determined by dividing the net value of all the assets of the Acquired Portfolio by the NAV of one share of the Acquiring Portfolio. For this purpose, each Plan provides the times for and methods of determining the net value of the assets of each Portfolio. Each Plan provides that stockholders of the Acquired Portfolio will be credited with shares of the Acquiring Portfolio corresponding to the aggregate NAV of the Acquired Portfolio shares that the stockholder holds of record at the Closing Date except as noted below.

Shares of an Acquiring Fund will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion, the stockholder will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, the stockholder’s Acquired Portfolio shares will be liquidated, and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in an Acquired Portfolio to a different investment option prior to a Conversion.

Following the distribution of Acquiring Portfolio shares in full liquidation of an Acquired Portfolio, an Acquired Portfolio will wind up its affairs and terminate as soon as is reasonably possible after a Conversion.

Each Conversion is expected to be consummated in the second or third quarter of 2024. Under applicable legal and regulatory requirements, none of an Acquired Portfolio’s stockholders will be entitled to exercise objecting stockholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Conversion. Therefore, stockholders will be bound by the terms of the Conversions under the Plans. However, any stockholder of an Acquired Portfolio may redeem shares of common stock prior to a Conversion.

The parties may agree to amend a Plan to the extent permitted by law. If the Companies agree, a Plan may be terminated or abandoned at any time before a Conversion.

The Companies have made representations and warranties in each Plan that are customary in matters such as a Conversion. Each Plan contains a number of conditions precedent that must occur before an Acquired Portfolio or Acquiring Portfolio is obligated to proceed with a Conversion. One of these conditions requires that the Companies shall have received a tax opinion as described below that the consummation of a Conversion will not result in the recognition of gain or loss for federal income tax purposes for an Acquired Portfolio, an Acquiring Portfolio or their stockholders. The receipt of a tax opinion is a condition of a Conversion that cannot be waived.

Although stockholder approval of a Conversion is not required and the Adviser does not anticipate that a Conversion will be terminated, if a Conversion is terminated, stockholders of that Acquired Portfolio would be notified of the change and the Acquired Portfolio would continue to operate as a series of AB Bond Fund, Inc. or AB Cap Fund, Inc., as applicable.

Who will bear the expenses of the Conversions?

The expenses of the Conversions are expected to be borne by the Adviser, except for fees and expenses of counsel to the independent Directors, regardless of whether each Conversion is consummated, and any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from an Acquired Portfolio to the respective Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities. The Adviser has recently confirmed with tax and regulatory authorities in the U.K. that stamp duty will not be assessed with respect to the Conversion of AB International Low Volatility Equity Portfolio into AB International Low Volatility Equity ETF.

Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of a Conversion and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual stockholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to stockholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

Each Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. As a condition to the consummation of each Conversion, Seward & Kissel LLP will deliver an opinion (“Tax Opinion”) to AB Bond Fund, Inc. or AB Cap Fund, Inc,, as applicable, and AB Active ETFs, Inc. to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of each Acquired Portfolio and Acquiring Portfolio) and the existing U.S. federal income tax law, and conditioned on the Conversion being completed in accordance with its respective Plan, for U.S. federal income tax purposes:

•	The Conversion will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
•	No Portfolio will recognize any gain or loss as a direct result of the Conversion;
•	The Acquired Portfolio’s stockholders will not recognize any gain or loss on the exchange of their Acquired Portfolio shares for the Acquiring Portfolio shares, except with respect to cash received in lieu of fractional shares, if any;
•	The aggregate tax basis in Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Portfolio shares the stockholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will include the holding period for the Acquired Portfolio shares the stockholder holds immediately before the Conversion, provided that the stockholder holds the shares as capital assets at the time of the Conversion;
•	The Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Conversion, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefore (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Conversion; and
•	The Conversion will not result in the termination of the Acquired Portfolio’s taxable year and the Acquired Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Portfolio without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of a Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Portfolios have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of a Conversion.

The Tax Opinion for each Conversion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of a Conversion will be as described above. If a Conversion were consummated but the IRS or the courts were to determine that a Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, an Acquired Portfolio would recognize gain or loss on the transfer of its assets to an Acquiring Portfolio, and each stockholder of the Acquired Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received.

The tax year of each Acquired Portfolio is expected to continue with each Acquiring Portfolio, and the capital gains, if any, resulting from portfolio turnover prior to a Conversion will be carried over to an Acquiring Portfolio. If a Conversion were to end the tax year of an Acquired Portfolio (which is not the intended or expected outcome as of the date of this Information Statement/Prospectus), it would accelerate distributions to stockholders from an Acquired Portfolio for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to a Conversion. If determined necessary by the Portfolios, an Acquired Portfolio will declare a distribution to stockholders, which together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of a Conversion.

General Limitation on Losses. Assuming each Conversion qualifies as a tax-free reorganization, as expected, each Acquiring Portfolio will succeed to the tax attributes of its corresponding Acquired Portfolio upon the closing of a Conversion, including any capital loss carryovers that could have been used by an Acquired Portfolio to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of an Acquired Portfolio will be available to offset future gains recognized by the combined Portfolio. Capital losses of a Portfolio arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of a Conversion, an Acquiring Portfolio has either no assets or de minimis assets incident to its organization, there will be no change of ownership of an Acquired Portfolio as a result of a Conversion. Thus, a Conversion of an Acquired Portfolio into an Acquiring Portfolio is not expected to result in any limitation on the use by an Acquiring Portfolio of an Acquired Portfolio’s capital loss carryovers, if any.  However, the capital losses of an Acquiring Portfolio, as the successor in interest to an Acquired Portfolio, may subsequently become subject to an annual limitation as a result of sales of an Acquiring Portfolio shares or other reorganization transactions in which an Acquiring Portfolio might engage post-Conversion. The Adviser anticipates that the capital loss carryover will be $7,183,420, $30,544,344 and $27,544,068, respectively for AB Short Duration Income Portfolio, AB Short Duration High Yield Portfolio and AB International Low Volatility Equity Portfolio.

The foregoing description of the U.S. federal income tax consequences of the Conversions applies generally to stockholders who are not tax-exempt investors and does not take into account your particular facts and circumstances.  Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND STOCKHOLDER RIGHTS

AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio are each a series of AB Bond Fund, Inc. AB Bond Fund, Inc. is an open-end, registered management investment company. AB Bond Fund, Inc. was organized as a Maryland corporation in 1973. The operations of AB Bond Fund, Inc. are governed by its charter, Bylaws, and Maryland law. AB Bond Fund, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

AB International Low Volatility Portfolio is a series of AB Cap Fund, Inc. AB Cap Fund, Inc. is an open-end, registered management investment company. AB Cap Fund, Inc. was organized as a Maryland corporation in 1989. The operations of AB Cap Fund, Inc. are governed by its charter, Bylaws, and Maryland law. AB Cap Fund, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

AB Short Duration Income ETF, AB Short Duration High Yield ETF and AB International Low Volatility ETF are each series of AB Active ETFs, Inc. AB Active ETFs, Inc., an open-end, registered management investment company, was organized as a Maryland corporation in 2022. The operations of AB Active ETFs, Inc. are governed by its charter, Bylaws and Maryland law. AB Active ETFs, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

Comparisons of the organizational documents governing AB Bond Fund, Inc., AB Cap Fund, Inc. and AB Active ETFs, Inc. are provided in Exhibit B to this Information Statement/Prospectus.

Following each Conversion, stockholders of an Acquired Portfolio will receive shares of its corresponding Acquiring Portfolio of AB Active ETFs, Inc. equal in value to the shares of the Acquired Portfolio they hold. Acquiring Portfolio shares will be credited to an Acquired Portfolio stockholder’s brokerage account and Acquired Portfolio shares will be cancelled. If a stockholder does not have a brokerage account that can accommodate shares of an ETF at the time of a Conversion of an Acquired Portfolio, the stockholder will not receive a distribution of Acquiring Portfolio shares and instead, the stockholder’s shares will be redeemed by an Acquired Portfolio prior to a Conversion, and such Acquired Portfolio stockholder will receive a cash payment in redemption of their Acquired Portfolio shares.

What are the capitalizations of the Portfolios?

The following tables set forth the unaudited capitalization of each Acquired Portfolio and Acquiring Portfolio as of January 31, 2024, and the unaudited pro forma combined capitalization of each Acquiring Portfolio as adjusted to give effect to each proposed Conversion. The following are examples of the number of shares of each Acquiring Portfolio that would have been exchanged for the shares of its corresponding Acquired Portfolio if a Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if a Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with a Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

AB Short Duration Income Portfolio to AB Short Duration Income ETF Conversion

	Acquired Portfolio			Acquiring Portfolio(b)	Pro Forma Adjustments(c)	Pro Forma—Acquiring Portfolio after Conversion (estimated)(d)
	Class(a)
	A	C	Advisor
Net Assets	$2,781,352	$212,529	$105,477,877	N/A	$(3.00)	$108,471,755
Shares Outstanding	310,924	23,792	11,800,841	N/A	(9,036,364)	3,099,193(e)
Net Asset Value Per Share	$8.95	$8.93	$8.94	N/A	$26.06	$35.00(f)

____________________________

(a)	Class A and Class C shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes.
(b)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(c)	Adjustments reflect the remaining costs of the Conversion to be incurred by the Acquired Portfolio. The adjustment to net assets is attributable to fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s initial NAV.

(d)	Assumes the Conversion was consummated on January 31, 2024 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.
(e)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have an initial NAV of $35 per share.
(f)	It is the intent of the Adviser for the Acquiring Portfolio to have an initial NAV of $35 per share.

AB Short Duration High Yield Portfolio to AB Short Duration High Yield ETF Conversion

	Acquired Portfolio			Acquiring Portfolio(b)	Pro Forma Adjustments(c)	Pro Forma—Acquiring Portfolio after Conversion (estimated)(d)
	Class(a)
	A	C	Advisor
Net Assets	$29,116,385	$10,300,325	$630,569,013	N/A	$(8.00)	$669,985,715
Shares Outstanding	3,157,153	1,117,710	68,489,125	N/A	(53,621,539)	19,142,449(e)
Net Asset Value Per Share	$9.22	$9.22	$9.21	N/A	$25.79	$35.00(f)

____________________________

(a)	Class A and Class C shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes.
(b)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(c)	Adjustments reflect the remaining costs of the Conversion to be incurred by the Acquired Portfolio. The adjustment to net assets is attributable to fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s initial NAV.
(d)	Assumes the Conversion was consummated on January 31, 2024 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.
(e)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have an initial NAV of $35 per share.
(f)	It is the intent of the Adviser for the Acquiring Portfolio to have an initial NAV of $35 per share.

AB International Low Volatility Equity Portfolio to AB International Low Volatility Equity ETF Conversion

	Acquired Portfolio				Acquiring Portfolio(b)	Pro Forma Adjustments(c)	Pro Forma—Acquiring Portfolio after Conversion (estimated)(d)
	Class(a)
	A	C	Advisor	Z
Net Assets	$5,822,404	$241,917	$713,084,093	$60,067	N/A	$(129,421)	$719,079,060
Shares Outstanding	439,321	18,665	53,374,271	4,498	N/A	(33,291,619)	20,545,116(e)
Net Asset Value Per Share	$13.25	$12.96	$13.36	$13.36	N/A	$21.64	$35.00(f)

____________________________

(a)	Class A, Class C and Class Z shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes.
(b)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(c)

The Pro Forma Adjustments column reflects (i) an adjustment for the remaining costs of the Conversion to be incurred by the Acquired Portfolio, including transfer and re-registration expenses estimated to be approximately $130,000; (ii) an adjustment to net assets attributable to fractional share redemptions; and (iii) an adjustment to the number of shares outstanding attributable to the Acquiring Portfolio’s initial NAV.

(d)	Assumes the Conversion was consummated on January 31, 2024 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.
(e)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have an initial NAV of $35 per share.
(f)	It is the intent of the Adviser for the Acquiring Portfolio to have an initial NAV of $35 per share.

The information in the capitalization table above is for informational purposes only.  There is no assurance that the Conversions will be consummated.  Moreover, if consummated, the capitalization of each Acquired Portfolio and Acquiring Portfolio is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Acquired Portfolios.  Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Portfolio that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS
AND ACQUIRED PORTFOLIOS

How do the fundamental investment policies of the Portfolios compare?

The fundamental investment policies of each Acquired Portfolio and its corresponding Acquiring Portfolio are identical.

Where can I find more financial and performance information about the Portfolios?

Additional information is available in the Portfolios’ prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports, as applicable. Because the Acquiring Portfolios have not yet commenced operations, no annual reports are available for them.

The prospectus of each Acquired Portfolio, as well as the prospectus of each Acquiring Portfolio, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of each Acquired Portfolio prospectus is available upon request from ABIS by calling 800-221-5672, free of charge. A copy of each Acquiring Portfolio prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The statement of additional information of each Acquired Portfolio and the statement additional information of each Acquiring Portfolio, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports have been filed with the SEC and are available, free of charge, by (i) calling ABIS toll-free at 800-221-5672, (ii) accessing the documents at the Portfolios’ website at www.abfunds.com, or (iii) writing to the Portfolios at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL STOCKHOLDERS

As of February 1, 2024, the Acquiring Portfolios were not operational and, therefore, had no stockholders.  As of February 1, 2024, the Directors and officers of each Acquired Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of each Acquired Portfolio. To the knowledge of each Acquired Portfolio, the following table shows the persons owning, as of February 1, 2024, either of record or beneficially, 5% or more of the outstanding shares of each class of each Acquired Portfolio and the percentage of the combined class’s shares to be owned by the persons if each Conversion had been consummated as of that date.

A stockholder who beneficially owns more than 25% of an Acquired Portfolio’s outstanding voting securities is presumed to “control” the Acquired Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

AB Short Duration Income Portfolio

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

Class A	AllianceBernstein Trust Company Mosher Machine & Tool Co., Inc. Beaver Creek, OH 45432-1886	21,625	7.00%	0.18%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	99,644	32.26%	11.46%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	138,955	44.99%	1.24%

Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	11,869	49.74%	11.46%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11,514	48.25%	1.24%

Advisor Class	AllianceBernstein L.P. Attn: Brent Mather-Seed Account 501 Commerce Street, 23rd Floor Nashville, TN 37203-6039	2,518,329	21.45%	20.75%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,278,822	10.89%	11.46%

	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1721	1,662,011	14.16%	13.70%

	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1721	622,496	5.30%	5.13%

(a)       Class A and Class C shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion.

(b)       On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

AB Short Duration High Yield Portfolio

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

Class A	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	246,338	7.78%	7.10%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	160,970	5.09%	13.37%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	508,142	16.06%	5.88%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	813,671	25.71%	9.01%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	253,406	8.01%	7.09%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	458,032	14.47%	5.90%

	Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	225,441	7.12%	0.40%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	57,031	5.07%	13.37%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	92,384	8.21%	5.88%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	637,740	56.68%	9.01%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	121,307	10.78%	5.90%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	66,302	5.89%	0.40%

Advisor Class	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	4,919,712	7.18%	7.10%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	9,508,342	13.88%	13.37%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	3,678,265	5.37%	5.88%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	5,104,099	7.45%	9.01%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	4,906,576	7.16%	7.09%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,716,111	5.42%	5.90%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	4,138,184	6.04%	5.69%

(a)       Class A and Class C shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion.

(b)       On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

AB International Low Volatility Equity Portfolio

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

Class A	Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	290,126	66.03%	0.54%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	36,372	8.28%	0.07%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	22,176	5.05%	0.04%

Class C	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,070	21.81%	0.01%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	13,414	71.87%	0.02%

Class Z	AllianceBernstein L.P. Attn: Brent Mather-Seed Account 501 Commerce Street, 23rd Floor Nashville, TN 37203-6039	827	18.39%	0.00%

	Empower Trust Company, LLC FBO Employee Benefits Clients 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	776	17.25%	0.00%

	Empower Trust Company, LLC FBO Empower Benefit Plans 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,893	64.32%	0.01%

(a)       Class A, Class C and Class C shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion.

(b)       On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator.  The Adviser, with principal offices at 501 Commerce Street, Nashville, TN 37203, serves as the administrator for the Acquired Portfolios. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the administrator for the Acquiring Portfolios.

Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Acquired Portfolios. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the transfer agent for the Acquiring Portfolios.

Custodian.  State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, serves as custodian and accounting agent for AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as custodian and accounting agent for AB International Low Volatility Equity Portfolio. State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, serves as custodian and accounting agent for the Acquiring Portfolios.

Distributor. ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the distributor of the Acquired Portfolios’ shares. Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor of the Acquiring Portfolios’ shares.

Independent Registered Public Accounting Firm.  Ernst & Young, LLP, located at One Manhattan West, New York, New York 10001, serves as the independent registered public accounting firm to the Acquired Portfolios and Acquiring Portfolios.

Stockholders Sharing the Same Address.  Normally, if two or more stockholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Portfolio(s) have received contrary instructions from one or more of the stockholders at that shared address.  Upon written or oral request, an Acquiring Portfolio will deliver promptly a separate copy of the Information Statement/Prospectus to a stockholder at a shared address.  Please call the transfer agent at 800-221-5672, if you would like to receive a separate copy of the Information Statement/Prospectus.

Fund Counsel. Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001, is counsel to AB Bond Fund, Inc., AB Cap Fund, Inc. and AB Active ETFs, Inc.

FINANCIAL HIGHLIGHTS

The Acquiring Portfolios are new and have no performance history as of the date of this Information Statement/Prospectus.  Each Acquiring Portfolio will adopt the financial history, including the Financial Highlights, of its corresponding Acquired Portfolio’s Advisor Class shares following a Conversion. Prior to the Conversions of AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio, their Class A and Class C shares will be automatically converted into Advisor Class shares. Prior to the Conversion of AB International Low Volatility Equity Portfolio, its Class A, Class C and Class Z shares will be automatically converted into Advisor Class shares. The Financial Highlights information for each of AB Short Duration Income Portfolio, AB Short Duration High Yield Portfolio and AB International Low Volatility Equity is presented below as it will be adopted by its corresponding Acquiring Portfolio following its Conversion.

The financial highlights tables are intended to help you understand an Acquired Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of an Acquired Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in an Acquired Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose reports, along with each Acquired Portfolio’s financial statements, are included in each Acquired Portfolio’s annual report and available upon request.

AB Short Duration Income Portfolio

Class A
Year Ended October 31,
2023	2022	2021	2020	December 12, 2018(a) to October 31, 2019
Net asset value, beginning of period	$ 8.70	$ 9.90	$ 9.95	$ 10.35	$ 10.00
Income From Investment Operations
Net investment income(b)(c)	.34	.18	.22	.23	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	(d)	(1.05)	.02	(d)	(.28	)(d)	.42
Contributions from Affiliates	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–
Capital contributions	– 0	–	– 0	–	– 0	–	.16	– 0	–
Net increase (decrease) in net asset value from operations	.43	(.87)	.24	.11	.70

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.22)	(.29)	(.38)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)	– 0	–
Total dividends and distributions	(.45)	(.33)	(.29)	(.51)	(.35)
Net asset value, end of period	$ 8.68	$ 8.70	$ 9.90	$ 9.95	$ 10.35

Total Return
Total investment return based on net asset value(f)	5.01%	(8.94)%	2.37%	1.17%	7.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,599	$4,364	$5,528	$371	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	1.00%	.95%	.68%	.68%	.70	%^
Expenses, before waivers/reimbursements(g)	1.53%	1.66%	1.26%	1.77%	3.18	%^
Net investment income(c)	3.89%	1.95%	2.24%	2.28%	3.14	%^
Portfolio turnover rate*	185%	60%	163%	336%	178%
Portfolio turnover rate (including securities sold short)*	N/A	N/A	N/A	336%	181%

	Class C
	Year Ended October 31,
	2023		2022	2021		2020		December 12, 2018(a) to October 31, 2019
Net asset value, beginning of period	$ 8.69		$ 9.89	$ 9.95		$ 10.34		$ 10.00
Income From Investment Operations
Net investment income(b)(c)	.28		.10	.15		.09		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(d)	(1.04)	.00	(d)(e)	(.04	)(d)	.41
Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–
Net increase (decrease) in net asset value from operations	.36		(.94)	.15		.05		.62

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.15)	(.21)		(.31)		(.28)
Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)		– 0	–
Total dividends and distributions	(.38)		(.26)	(.21)		(.44)		(.28)
Net asset value, end of period	$ 8.67		$ 8.69	$ 9.89		$ 9.95		$ 10.34

Total Return
Total investment return based on net asset value(f)	4.18%		(9.67)%	1.46%		.51%		6.23%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$438	$292	$730	$730	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	1.78%	1.71%	1.47%	1.48%	1.49	%^
Expenses, before waivers/reimbursements(g)	2.36%	2.42%	2.19%	2.57%	4.02	%^
Net investment income(c)	3.16%	1.10%	1.53%	.93%	2.34	%^
Portfolio turnover rate*	185%	60%	163%	336%	178%
Portfolio turnover rate (including securities sold short)*	N/A	N/A	N/A	336%	181%

	Advisor Class
	Year Ended October 31,
	2023		2022	2021		2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 8.69		$ 9.89	$ 9.95		$ 10.35		$ 10.00
Income From Investment Operations
Net investment income(b)(c)	.38		.20	.25		.21		.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(d)	(1.05)	.00	(d)(e)	(.08	)(d)	.41
Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–
Net increase (decrease) in net asset value from operations	.45		(.85)	.25		.13		.71

Less: Dividends and Distributions
Dividends from net investment income	(.47)		(.24)	(.31)		(.40)		(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)		– 0	–
Total dividends and distributions	(.47)		(.35)	(.31)		(.53)		(.36)
Net asset value, end of period	$ 8.67		$ 8.69	$ 9.89		$ 9.95		$ 10.35

Total Return
Total investment return based on net asset value(f)	5.22%		(8.76)%	2.48%		1.34%		7.25%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,618		$64,972	$56,593		$41,681		$15,498
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	.71%		.77%	.47%		.48%		.49	%^
Expenses, before waivers/reimbursements(g)	1.26%		1.48%	1.18%		1.68%		2.99	%^
Net investment income(c)	4.29%		2.17%	2.52%		2.13%		3.31	%^
Portfolio turnover rate*	185%		60%	163%		336%		178%
Portfolio turnover rate (including securities sold short)*	N/A		N/A	N/A		336%		181%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

			Year Ended October 31,
	2023	2022	2021	2020	December 12, 2018(a) to October 31, 2019
Class A
Net of waivers/reimbursements	.65%	.65%	.65%	.65%	.65%^
Before waivers/reimbursements	1.18%	1.35%	1.23%	1.73%	3.13%^
Class C
Net of waivers/reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%^
Before waivers/reimbursements	2.03%	2.16%	2.18%	2.54%	3.97%^
Advisor Class
Net of waivers/reimbursements	.45%	.45%	.45%	.45%	.45%^
Before waivers/reimbursements	1.00%	1.16%	1.16%	1.64%	2.95%^

*      The Fund accounts for dollar roll transactions as purchases and sales.

^      Annualized.

AB Short Duration High Yield Portfolio

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 8.75	$ 10.36	$ 9.95	$ 10.36	$ 10.24
Income From Investment Operations
Net investment income(a)(b)	.48	.36	.36	.37	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(1.57)	.45	(.33)	.16
Net increase (decrease) in net asset value from operations	.82	(1.21)	.81	.04	.55

Less: Dividends
Dividends from net investment income	(.68)	(.40)	(.40)	(.45)	(.43)
Net asset value, end of period	$ 8.89	$ 8.75	$ 10.36	$ 9.95	$ 10.36

Total Return
Total investment return based on net asset value(c)	9.63%	(11.98)%	8.23%	.54%	5.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,670	$27,201	$31,087	$24,393	$19,487
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.95%	.95%	.95%	.95%	.95%
Expenses, before waivers/reimbursements(d)‡	.98%	1.00%	1.02%	1.04%	1.05%
Net investment income(b)	5.36%	3.71%	3.52%	3.71%	3.85%
Portfolio turnover rate	67%	62%	57%	60%	37%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 8.74	$ 10.35	$ 9.94	$ 10.35	$ 10.23
Income From Investment Operations
Net investment income(a)(b)	.42	.29	.29	.29	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(1.58)	.44	(.32)	.16
Net increase (decrease) in net asset value from operations	.75	(1.29)	.73	(.03)	.48

Less: Dividends
Dividends from net investment income	(.61)	(.32)	(.32)	(.38)	(.36)
Net asset value, end of period	$ 8.88	$ 8.74	$ 10.35	$ 9.94	$ 10.35

Total Return
Total investment return based on net asset value(c)	8.81%	(12.66)%	7.43%	(.21)%	4.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,653	$7,335	$10,038	$11,105	$17,617
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses, before waivers/reimbursements(d)‡	1.77%	1.75%	1.77%	1.79%	1.80%
Net investment income(b)	4.66%	2.95%	2.78%	2.96%	3.11%
Portfolio turnover rate	67%	62%	57%	60%	37%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

	Advisor Class
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.73	$ 10.34	$ 9.93	$ 10.35	$ 10.22
Income From Investment Operations
Net investment income(a)(b)	.51	.38	.39	.39	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(1.57)	.45	(.33)	.17
Net increase (decrease) in net asset value from operations	.85	(1.19)	.84	.06	.59

Less: Dividends

Dividends from net investment income	(.70)	(.42)	(.43)	(.48)	(.46)
Net asset value, end of period	$ 8.88	$ 8.73	$ 10.34	$ 9.93	$ 10.35

Total Return
Total investment return based on net asset value(c)	10.04%	(11.78)%	8.52%	.70%	5.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$484,876	$283,354	$334,801	$256,070	$238,350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.70%	.70%	.70%	.70%	.70%
Expenses, before waivers/reimbursements(d)‡	.78%	.75%	.77%	.79%	.80%
Net investment income(b)	5.71%	3.97%	3.77%	3.97%	4.10%
Portfolio turnover rate	67%	62%	57%	60%	37%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2019, such waiver amounted to .01%.

AB International Low Volatility Equity Portfolio

Class A
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.36	$ 13.36	$ 11.05	$ 11.70	$ 12.04
Income From Investment Operations
Net investment income(a)(b)	.26	.21	.17	.25	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	(2.18)	2.33	(.74)	(.33)
Net increase (decrease) in net asset value from operations	1.31	(1.97)	2.50	(.49)	(.06)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	(.19)	(.16)	(.16)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)
Total dividends and distributions	– 0	–	(.03)	(.19)	(.16)	(.28)
Net asset value, end of period	$ 12.67	$ 11.36	$ 13.36	$ 11.05	$ 11.70

Total Return
Total investment return based on net asset value(c)	11.53%	(14.79)%	22.81%	(4.33)%	(.28)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,741	$6,062	$11,136	$9,439	$1,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	.99%	1.04%	1.19%	1.20%
Expenses, before waivers/reimbursements	1.01%	.99%	1.04%	1.27%	1.51%
Net investment income(b)	2.19%	1.55%	1.39%	2.31%	2.38%
Portfolio turnover rate	42%	35%	35%	39%	51%

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.16	$ 13.20	$ 10.91	$ 11.60	$ 11.95
Income From Investment Operations
Net investment income(a)(b)	.16	.14	.09	.06	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.03	(2.18)	2.29	(.63)	(.32)
Net increase (decrease) in net asset value from operations	1.19	(2.04)	2.38	(.57)	(.14)
Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.09)	(.12)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)
Total dividends and distributions	– 0	–	– 0	–	(.09)	(.12)	(.21)
Net asset value, end of period	$ 12.35	$ 11.16	$ 13.20	$ 10.91	$ 11.60

Total Return
Total investment return based on net asset value(c)	10.66%	(15.45)%	21.89%	(5.01)%	(1.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233	$246	$292	$190	$218
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74%	1.75%	1.79%	1.95%	1.95%
Expenses, before waivers/reimbursements	1.78%	1.76%	1.81%	2.00%	2.28%
Net investment income(b)	1.38%	1.06%	.73%	.55%	1.56%
Portfolio turnover rate	42%	35%	35%	39%	51%

	Advisor Class
	Year Ended June 30,
	2023		2022	2021	2020	2019
Net asset value, beginning of period	$ 11.43		$ 13.46	$ 11.10	$ 11.74	$ 12.06
Income From Investment Operations
Net investment income(a)(b)	.30		.26	.21	.20	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05		(2.22)	2.35	(.67)	(.34)
Net increase (decrease) in net asset value from operations	1.35		(1.96)	2.56	(.47)	(.02)
Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.07)	(.20)	(.17)	(.18)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)
Total dividends and distributions	– 0	–	(.07)	(.20)	(.17)	(.30)
Net asset value, end of period	$ 12.78	$ 11.43	$ 13.46	$ 11.10	$ 11.74

Total Return
Total investment return based on net asset value(c)	11.81%	(14.66)%	23.26%	(4.14)%	.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$675,542	$584,252	$656,592	$436,143	$201,875
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.74%	.78%	.95%	.95%
Expenses, before waivers/reimbursements	.76%	.75%	.79%	.99%	1.26%
Net investment income(b)	2.51%	1.96%	1.70%	1.74%	2.80%
Portfolio turnover rate	42%	35%	35%	39%	51%

	Class Z
	Year Ended June 30,			November 20, 2019(d) to June 30, 2020
	2023	2022	2021
Net asset value, beginning of period	$ 11.43	$ 13.45	$ 11.10	$ 12.09
Income From Investment Operations
Net investment income(a)(b)	.40	.26	.16	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.95	(2.21)	2.39	(.94)
Net increase (decrease) in net asset value from operations	1.35	(1.95)	2.55	(.82)

Less: Dividends
Dividends from net investment income	– 0 –	(.07)	(.20)	(.17)
Net asset value, end of period	$ 12.78	$ 11.43	$ 13.45	$ 11.10

Total Return
Total investment return based on net asset value(c)	11.81%	(14.60)%	23.17%	(6.91)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54	$13	$12	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.74%	.79%	.93	%(e)
Expenses, before waivers/reimbursements	.76%	.74%	.80%	.97	%(e)
Net investment income(b)	3.27%	1.93%	1.35%	1.76	%(e)
Portfolio turnover rate	42%	35%	35%	39%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.
(d)	Commencement of distribution.
(e)	Annualized.

EXHIBIT A

AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

As of

[__________], 2024

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [_]th day of [______], 2024, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of [AB Short Duration Income ETF] / [AB Short Duration High Yield ETF] / [AB International Low Volatility Equity ETF] (the “Acquiring Fund”), a series of the ETF Company, [AB Bond Fund, Inc.] / [AB Cap Fund, Inc.], a Maryland corporation (the “Mutual Fund Company”), on behalf of [AB Short Duration Income Portfolio] / [AB Short Duration High Yield Portfolio] / [AB International Low Volatility Equity Portfolio] (the “Acquired Fund”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the Acquiring Fund is a “shell” series of the ETF Company created for the purpose of acquiring the Assets and assuming the Liabilities of the Acquired Fund; and

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Acquired Fund Stockholders, or (ii) amounts payable to Acquired Fund Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	[5:00 p.m.], Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)	On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)	At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.
(c)	Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.
(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:
(i)	The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;
(ii)	The number of Acquisition Shares issued by the Acquiring Fund in exchange for the Assets shall equal the number of shares of the Acquired Fund outstanding as of the Valuation Time (after reduction for the value of any fractional shares for which cash in lieu of Acquisition Shares shall be distributed to former Acquired Fund Stockholders in connection with the Closing of the Reorganization);
(iii)	In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);
(iv)	The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and
(v)	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other

Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)	The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Acquired Fund Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.
(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.
4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)	At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Acquired Fund Stockholders and note on such accounts the number of Acquiring Fund shares that such former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if an Acquired Fund Stockholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Acquired Fund Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund Shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Acquired Fund Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)	At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to Acquiring Fund as follows:

(a)	The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.
(b)	The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.
(c)	The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.
(d)	The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.
(e)	The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(f)	The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)	The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.
(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.
(i)	The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.
(j)	To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.
(k)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.
(l)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.
(m)	The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.
(n)	Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.
(o)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)	The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 4(a).
(q)	The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.
6.	Certain Representations and Warranties of Acquiring Fund

Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)	Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder, and will not commence operations until the Closing, and immediately before the Closing Date, the Acquiring Fund will be a shell series of the ETF Company, without assets (except the amount paid for the initial share if it has not been redeemed by that time), created for the purpose of acquiring the Assets, assuming the liabilities and continuing the business of the Acquired Fund.
(b)	The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time.
(c)	The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.
(d)	The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.
(e)	The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)	The ETF Company has duly authorized shares of the Acquiring Fund referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of the Acquiring Fund shall be validly issued, fully paid and non-assessable, and no Stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.
(g)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.
(h)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i)	The Acquiring Fund is a separate series of the ETF Company that is treated as a separate corporation from each other series of the ETF Company under Section 851(g) of the Code. The Acquiring Fund will take all steps necessary to qualify/has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and from and after the commencement of operations, the Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code, eligible for treatment under Section 851(g)(1)) for the taxable year that will include the Closing Date, and has not taken and will not take any steps inconsistent with its qualification as such; and the Acquiring Fund intends to continue to meet those requirements and expects to so qualify for each subsequent taxable year. The Acquiring Fund: (i) is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes; (ii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets; and (iii) has no earnings or profits accumulated in any taxable year. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the ETF Company prior to its commencement of operations. As of the time immediately prior to the Closing Date, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to the Adviser or its affiliate to secure any required initial stockholder approvals.
(j)	The Acquiring Fund has not commenced operations and has not yet filed any income tax returns, and will file its first federal income tax return after the completion of its first taxable year after the Closing Date/Effective Time as a registered investment company on Form 1120-RIC. To the best of the

Acquiring Fund’s knowledge, it will not have any tax deficiency, liability or assessment asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any taxes; and no waivers of the time to assess any such taxes are outstanding nor are any written requests for such waivers pending.

(k)	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.
(b)	The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.
(c)	There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.
(d)	The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:
(i)	the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;
(ii)	no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund;
(iii)	the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;
(iv)	the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;
(vi)	except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;
(vii)	the aggregate tax basis of the Acquisition Shares that each Stockholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and
(viii)	each Acquired Fund Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)	The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.
(f)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.
(g)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.
(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.
8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:
(i)	Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;
(ii)	This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;
(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;
(iv)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the Stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and
(v)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:
(i)	The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;
(ii)	This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;
(iii)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws; and
(iv)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing
(a)	The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

(b)	In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.
(c)	Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Acquired Fund’s Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.
(d)	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.
11.	Survival of Representations and Warranties
(a)	Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.
(b)	Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.   Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.   Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

AB Bond Fund, Inc. / [AB Cap Fund, Inc.] – [AB Short Duration Income Portfolio] / [AB Short Duration High Yield Portfolio] / [AB International Low Volatility Equity Portfolio]

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – [AB Short Duration Income ETF] / [AB Short Duration High Yield ETF] / [AB International Low Volatility Equity ETF]

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

23.   Expenses

All expenses related to the Acquisition will be borne by the Adviser, except for fees and expenses of counsel to the independent Directors and any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from the Acquired Fund to the Acquiring Fund at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

24.   General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

[Signature Page to Follow]

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

[AB Bond Fund, Inc.] / [AB Cap Fund, Inc.] – [AB Short Duration Income Portfolio] / [AB Short Duration High Yield Portfolio] / [AB International Low Volatility Equity Portfolio]

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – [AB Short Duration Income ETF] / [AB Short Duration High Yield ETF] / [AB International Low Volatility Equity ETF]

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

EXHIBIT B

COMPARISON OF GOVERNING DOCUMENTS

The following information provides only a summary of the key features of the organizational structure and governing documents of the Acquired Portfolios and the Acquiring Portfolios. It is not a complete description of these governing documents. AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio are series of AB Bond Fund, Inc., a Maryland corporation and AB International Low Volatility Equity Portfolio is a series of AB Cap Fund, Inc., a Maryland corporation, and the Acquiring Portfolios are series of AB Active ETFs, Inc., a Maryland corporation (together with AB Bond Fund, Inc. and AB Cap Fund, Inc., the “Companies” and, each, a “Company”). Accordingly, there are no significant differences among the Portfolios or the Companies in terms of their corporate organizational structures or the charter and Bylaws. For more information, stockholders should review the applicable charter and Bylaws in their entirety.

General

Each Company has procedures available to its respective stockholders for calling stockholders’ meetings and for the removal of Directors. Under Maryland law, a Director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast generally for the election of Directors. In addition, stockholder-requested special meetings of stockholders for any other purpose shall be called by a Company’s Secretary only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Company, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast constitutes a quorum at any meeting of stockholders. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the charter of the applicable Company.

Shares of Common Stock of the Companies

The Company’s shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Company can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. Each Acquired Portfolio and each Acquiring Portfolio are organized as series of Maryland corporations, thus their stockholders have the same rights due to them under state law. The Companies are not required to, and do not, hold annual meetings of stockholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Companies are required to hold a stockholder meeting if, among other reasons, the number of Directors elected by stockholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

Each Company’s charter provides that shares of each Portfolio shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors and declared by the Company with respect to such series or class. While each of the Portfolios intends to distribute to its stockholders substantially all of each fiscal year’s net income monthly and net realized capital gains at least annually, if any, the amount and time of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Portfolio’s return of capital distributions for the period will be made after the end of each calendar year.

B-1

Limitation of Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Companies contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charters and Bylaws of the Companies generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office. The directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with each Company under which the Company has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Company, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

B-2

STATEMENT OF ADDITIONAL INFORMATION

Dated [________], 2024

Registration Statement on Form N-14 Filed by:

AB ACTIVE ETFs, INC.

1345 Avenue of the Americas

New York, New York 10105

Acquisition of the Assets and Assumption of the Liabilities of:

AB Short Duration Income Portfolio (a series of AB Bond Fund, Inc.)

By, and in Exchange for the Shares of,

AB Short Duration Income ETF (a series of AB Active ETFs, Inc.)

And

AB Short Duration High Yield Portfolio (a series of AB Bond Fund, Inc.),

By, and in Exchange for the Shares of,

AB Short Duration High Yield ETF (a series of AB Active ETFs, Inc.)

And

AB International Low Volatility Equity Portfolio (a series of AB Cap Fund, Inc.)

By, and in Exchange for the Shares of,

AB International Low Volatility Equity ETF (a series of AB Active ETFs, Inc.)

This Statement of Additional Information (the “SAI”) is being furnished to you as a stockholder of one or more of the AB mutual funds listed below in which you hold shares (each, an “Acquired Portfolio”), in connection with acquisition of all of the assets and liabilities of each Acquired Portfolio by a newly-created series of AB Active ETFs, Inc. (each, an “Acquiring Portfolio”) as described in the Information Statement/Prospectus (a “Conversion”). The Acquired Portfolios and the Acquiring Portfolios are collectively referred to as the “Portfolios” and each, a “Portfolio”.

Acquired Portfolio	Corresponding Acquiring Portfolio
AB Short Duration Income Portfolio, a series of AB Bond Fund, Inc.	AB Short Duration Income ETF, a series of AB Active ETFs, Inc.
AB Short Duration High Yield Portfolio (formerly AB Limited Duration High Income Portfolio), a series of AB Bond Fund, Inc.	AB Short Duration High Yield ETF, a series of AB Active ETFs, Inc.
AB International Low Volatility Equity Portfolio (formerly AB International Strategic Core Portfolio), a series of AB Cap Fund, Inc.	AB International Low Volatility Equity ETF, a series of AB Active ETFs, Inc.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated [________], 2024, relating to the Conversions. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to AllianceBernstein Investor Services, Inc. at P.O. Box 786003 San Antonio, TX 78278-6003 or by calling (800) 221-5672 for Information or (800) 227-4618 for Literature.

Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•	The Statement of Additional Information of AB Bond Fund, Inc. dated January 31, 2023, as revised July 5, 2023, as supplemented, with respect to AB Short Duration Income Portfolio and AB Short Duration High Yield Portfolio (formerly AB Limited Duration High Income Portfolio), incorporated by reference to Post-Effective Amendment No. 212 to AB Bond Fund, Inc.’s registration statement on Form N-1A (File Nos. 002-48227 and 811-02383) (Accession No. 0000919574-23-003896) as filed with the SEC on June 30, 2023.

•	The Statement of Additional Information of AB Cap Fund, Inc. dated November 1, 2023, as supplemented, with respect to AB International Low Volatility Equity Portfolio (formerly AB International Strategic Core Portfolio), incorporated by reference to Post-Effective Amendment No. 297 to AB Cap Fund, Inc.’s registration statement on Form N-1A (File Nos. 002-29901 and 811-01716) (Accession No. 0000919574-23-005844) as filed with the SEC on October 27, 2023. The Statement of Additional Information includes information about other AB portfolios that are not relevant to the Conversion. Please disregard that information.

•	The Statement of Additional Information of AB Active ETFs, Inc. dated January 21, 2024, as supplemented, with respect to AB Short Duration Income ETF and AB Short Duration High Yield ETF, incorporated by reference to Post-Effective Amendment No. 18 to AB Active ETFs, Inc.’s registration statement on Form N-1A (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-24-000472) as filed with the SEC on January 19, 2024.

•	The Statement of Additional Information of AB Active ETFs, Inc. dated January 21, 2024, as supplemented, with respect to AB International Low Volatility Equity ETF, incorporated by reference to Post-Effective Amendment No. 17 to AB Active ETFs, Inc.’s registration statement on Form N-1A (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-24-000470) as filed with the SEC on January 19, 2024.

•	The audited financial statements for the fiscal year ended June 30, 2023, including the financial highlights, for AB International Low Volatility Equity Portfolio in AB International Low Volatility Equity Portfolio’s Annual Report to Shareholders, incorporated by reference to AB Cap Fund, Inc.’s Form N-CSR (File No. 811-01716) as filed with the SEC on August 31, 2023. The Annual Report to Shareholders includes information about other AB portfolios that are not relevant to the Conversion. Please disregard that information.

•	The audited financial statements for the fiscal year ended September 30, 2023, including the financial highlights, for AB Short Duration High Yield Portfolio in AB Short Duration High Yield Portfolio’s Annual Report to Shareholders, incorporated by reference to AB Bond Fund, Inc.’s Form N-CSR (File No. 811-02383) as filed with the SEC on November 30, 2023. The Annual Report to Shareholders includes information about other AB portfolios that are not relevant to the Conversion. Please disregard that information.

•	The audited financial statements for the fiscal year ended October 31, 2023, including the financial highlights, for AB Short Duration Income Portfolio in AB Short Duration Income Portfolio’s

3

Annual Report to Shareholders, incorporated by reference to AB Bond Fund, Inc.’s Form N-CSR (File No. 811-02383) as filed with the SEC on January 2, 2024. The Annual Report to Shareholders includes information about other AB portfolios that are not relevant to the Conversion. Please disregard that information.

Because each Acquiring Portfolio was newly-created for the purposes of a Conversion, the Acquiring Portfolios have not published annual or semi-annual shareholder reports. Each Acquiring Portfolio is a newly-created shell series of AB Active ETFs, Inc. with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of its respective Acquired Portfolio. The Advisor Class shares of each Acquired Portfolio shall be the accounting and performance survivor in the Conversion, and its respective Acquiring Portfolio, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Advisor Class shares of the Acquired Portfolio.

Supplemental Financial Information

Tables showing the fees and expenses of each Acquiring Portfolio and its corresponding Acquired Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Conversion, are included in the “Comparison of Fees” section in the Information Statement/Prospectus. A Conversion will not result in a material change to an Acquired Portfolio’s investment portfolio due to the investment objective, strategies and restrictions of the Acquired Portfolio being identical to its corresponding Acquiring Portfolio. As a result, a schedule of investments of each Acquired Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of each Acquired Portfolio as compared to those of its Acquiring Portfolio.

4

PART C

OTHER INFORMATION

ITEM 15.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Amendment and Restatement of Articles of Incorporation filed as Exhibit (a), Article IX of the Registrant’s Amended and Restated By-laws filed as Exhibit (b) and Section 6 of the Distribution Services Agreement filed as Exhibit (e), as set forth below. The Adviser’s liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d), as set forth below.

The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Amendment and Restatement of Articles of Incorporation, as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT’S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

(1)       To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)       The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3)       The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4)       Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT’S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of its reckless disregard of its obligations and duties thereunder.

The Distribution Services Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) provides that the Registrant agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) Distributor serving as distributor for the Registrant pursuant to the Distribution Services Agreement; (ii) the allegation of any wrongful act of the Registrant or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in the Distribution Services Agreement; (iii) any claim that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, Marketing Materials and advertisements specifically approved by the Registrant and Investment Adviser or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant, in writing, by the Distributor for use in such Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder report, Marketing Materials or advertisement; (iv) the breach by the Registrant of any obligation, representation or warranty contained in the Distribution Services Agreement; or (v) the Registrant’s failure to comply in any material respect with applicable securities laws. The Distributor shall act in good faith and in a commercially reasonable manner to mitigate any Losses it may suffer.

In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Distribution Services Agreement, or (ii) is the indemnifying party to be liable under Section 6 of the Distribution Services Agreement with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).

The foregoing summaries are qualified by the entire text of Registrant’s articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contract between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and Foreside Fund Services, LLC.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Registrant participates in a joint director’s liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

The independent directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with the Registrant under which the Registrant has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Registrant, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

ITEM 16.	Exhibits
(1)	(a) Articles of Amendment and Restatement of the Articles of Incorporation of the Registrant dated May 4, 2022 and filed May 5, 2022 – Incorporated by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on May 10, 2022.
(b) Articles of Amendment to the Articles of Incorporation of the Registrant dated August 2, 2022 and filed August 4, 2022 – Incorporated by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(c) Articles Supplementary to the Articles of Incorporation of the Registrant dated November 3, 2022 and filed November 4, 2022 – Incorporated by reference to Exhibit (a)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on November 7, 2022.
(d) Articles Supplementary to the Articles of Incorporation of the Registrant dated December 16, 2022 and filed December 19, 2022 – Incorporated by reference to Exhibit (a)(4) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on December 22, 2022.
(e) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 1, 2023 and filed February 2, 2023 – Incorporated by reference to Exhibit (a)(5) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on February 3, 2023.
(f) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 2, 2023 and filed August 3, 2023 – Incorporated by reference to Exhibit (a)(6) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

(g) Articles Supplementary to the Articles of Incorporation of the Registrant dated November 2, 2023 and filed November 3, 2023 – Incorporated by reference to Exhibit (a)(7) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on November 7, 2023.
(2)	Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on May 10, 2022.
(3)	Voting Trust Agreements. – Not Applicable.
(4)	Form of Agreement and Plan of Acquisition and Termination – filed as Exhibit A to Part A of this Registration Statement on Form N-14.
(5)	Instruments defining the rights of holders of the securities being registered. – Not Applicable.
(6)	(a) Investment Advisory Contract between the Registrant and AllianceBernstein L.P. dated August 4, 2022, as amended November 3, 2022, March 15, 2023, May 9, 2023, September 11, 2023 and December 1, 2023 – Incorporated by reference to Exhibit (d)(1) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.
(b) Form of Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated August 4, 2022, as amended November 3, 2022, March 15, 2023, May 9, 2023, September 11, 2023 and [_____], 2024 – Incorporated by reference to Exhibit (d)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.
(7)	(a) Distribution Agreement between the Registrant and Foreside Fund Services, LLC dated August 1, 2022 – Incorporated by reference to Exhibit (e) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(b) Form of Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated August 1, 2022, as amended [_____], 2024 – Incorporated by reference to Exhibit (e)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.

(8)	Bonus, profit sharing, pension or other similar contracts or arrangements. – Not applicable.
(9)	(a) Custody Agreement between the Registrant and State Street Bank and Trust Company dated July 22, 2022 – Incorporated by reference to Exhibit (g)(1) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(b) Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company dated March 8, 2023 – Incorporated by reference to Exhibit (g)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on March 30, 2023.
(c) Form of Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company dated July 22, 2022, as amended [_____], 2024 – Incorporated by reference to Exhibit (g)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.
(10)	(a) Rule 12b-1 Distribution and Service Plan, dated August 5, 2022 – Incorporated by reference to Exhibit (m) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(b) Form of Amendment to Rule 12b-1 Distribution and Service Plan, dated August 5, 2022, as amended [____], 2024 – Incorporated by reference to Exhibit (m)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.
(11)	(a) Opinion and Consent of Seward & Kissel LLP with respect to AB International Low Volatility Equity ETF regarding the legality of securities being registered – Incorporated by reference to Exhibit (11)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-276359), filed with the Securities and Exchange Commission on January 3, 2024.
(b) Opinion and Consent of Seward & Kissel LLP with respect to AB Short Duration Income ETF regarding the legality of securities being registered – Incorporated by reference to Exhibit (11)(b) to Registrant’s Registration Statement on Form N-14 (File No. 333-276359), filed with the Securities and Exchange Commission on January 3, 2024.
(c) Opinion and Consent of Seward & Kissel LLP with respect to AB Short Duration High Yield ETF regarding the legality of securities being registered – Incorporated by reference to Exhibit (11)(c) to Registrant’s Registration Statement on Form N-14 (File No. 333-276359), filed with the Securities and Exchange Commission on January 3, 2024.

(12)	Opinion and Consent of Seward & Kissel LLP as to Tax matters – To be filed by amendment.
(13)	(a) Fund Administration Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022 – Incorporated by reference to Exhibit (h)(1) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(b) Amendment to Fund Administration Agreement between the Registrant and State Street Bank and Trust Company dated March 8, 2023 – Incorporated by reference to Exhibit (h)(2) to Registrant’s Registration Statement Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on March 30, 2023.
(c) Form of Amendment to Fund Administration Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022, as amended [_____], 2024 – Incorporated by reference to Exhibit (h)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.
(d) Form of Authorized Participant Agreement – Incorporated by reference to Exhibit (h)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(e) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022 – Incorporated by reference to Exhibit (h)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.
(f) Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated March 8, 2023 – Incorporated by reference to Exhibit (h)(6) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on March 30, 2023.
(g) Form of Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022, as amended [_____], 2024 – Incorporated by reference to Exhibit (h)(7) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on January 19, 2024.
(h) Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(4) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(14)	Consent of Independent Registered Public Accounting Firm – Filed herewith.
(15)	Financial Statements omitted pursuant to Item 14(a)(1). – Not applicable.
(16)

Powers of Attorney for: Jorge A. Bermudez, Michael J. Downey, Onur Erzan, Nancy P. Jacklin, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody and Marshall C. Turner, Jr. – Incorporated by reference to Exhibit (16) to Registrant’s Registration Statement on Form N-14 (File No. 333-276359), filed with the Securities and Exchange Commission on January 3, 2024.

(17)	Additional Exhibits. – Not Applicable.

ITEM 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 23rd day of February, 2024.

AB ACTIVE ETFs, INC.

By:	/s/ Onur Erzan
Onur Erzan
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature			Title	Date

1 )		Principal Executive Officer:

		/s/ Onur Erzan	President and	February 23, 2024
		Onur Erzan	Chief Executive Officer

2)		Principal Financial and Accounting Officer:

		/s/ Stephen M. Woetzel	Treasurer and	February 23, 2024
		Stephen M. Woetzel	Chief Financial Officer

3)		Directors:

Jorge A. Bermudez* Michael J. Downey* Onur Erzan* Nancy P. Jacklin* Jeanette W. Loeb* Carol C. McMullen* Garry L. Moody* Marshall C. Turner, Jr.*

	*By:	/s/ Stephen J. Laffey		February 23, 2024
Stephen J. Laffey (Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibits

(14)	Consent of Independent Registered Public Accounting Firm